EXHIBIT 10.1

Share Exchange Agreement dated October 2, 2002, by and among Dtomi, Inc., Network 60, LLC, Network 60 Share Owners, Ubiquity, Michael Alon and Michael Korff.

                            SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT ("Agreement") is entered into as of October ____, 2002, by and between DTOMI, Inc., a Nevada corporation ("DTOMI") and Network60, LLC, a New York limited liability company ("Network60, LLC" or "Network60") and its members of Network60, LLC (hereafter referred to as "Network60 Share Owners"), Ubiquity Partners, LLC, a New York limited liability company (hereafter referred to as "Ubiquity"), Michael Alon and Michael Korff.

                                    RECITALS

A.   DTOMI  wishes to acquire  from  Network60  Share  Owners,  on the terms and conditions set forth in this Agreement, all of the issued and outstanding membership interests (each, a "Unit" and collectively, the "Units") of Network60, LLC.

B. The holders of Units of Network60, LLC represent the holders of one hundred percent (100%) of the issued and outstanding membership interests of Network60.

C. Ubiquity is the owner of approximately sixty one percent (61%) of the Units of Network60, LLC. Michael Alon and Michael Korff, individually, own one hundred percent (100%) of the membership interest of Ubiquity Partners, LLC.

D. Michael Alon and Michael Korff by virtue of possession and control of "Assignment of Voting Rights and Interests" fully executed by the owners of units of interest in Network60, LLC in the manner as shown herein after, other than that interest owned by Ubiquity, as of Closing shall have specific rights relating to this Agreement on behalf of said owners of units of interest in Network60.

E. The Network60 Share Owners desire to exchange their Units for shares of restricted common stock of DTOMI (the "DTOMI Shares") so as to accomplish and affect a share exchange under the Business Corporation Act of the State of Nevada.

F. It is the intent of the parties that the share exchange qualifies as a corporate reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

Accordingly, the parties agree as follows:
     1.1

     1.2 1.   SHARE EXCHANGE; ESCROW.

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     1.1       EXCHANGE  OF  NETWORK60,  LLC  UNITS.  Subject  to the  terms and conditions of this Agreement, at Closing (as defined below), the Network60, LLC Units shall be exchanged for receipt of (i) One Million Three Hundred Thousand United States Dollars ($1,300,000) in cash or as otherwise as provided in this Agreement and (ii) a minimum of one million seven hundred thousand (1,700,000) shares of restricted common stock of DTOMI (hereafter the said 1,700,000 shares are referred to as the "DTOMI Shares" and the $1,300,000 and 1,700,000 shares of
DTOMI,  collectively,   shall  be  referred  to  as  "DTOMI  Exchange  Amount").
Immediately   subsequent   to  Closing,   DTOMI  shall  begin  the  process  for
registration of the said restricted DTOMI Shares under Form SB-2 Registration Statement to be filed under the Securities Act of 1933 and DTOMI shall
diligently  pursue  such   registration   process  until  said  registration  is
completed. It is anticipated that the said Form SB-2 registration process will begin prior to closing by including the DTOMI Shares in an already existing Form SB-2 intended to be filed within one week from the date of this Agreement. DTOMI Exchange Amount deliverable by DTOMI pursuant to this Agreement shall be distributed to Mark W. Schlussel, Esq., Zeichner, Ellman and Krause, LLP, 575 Lexington Avenue, New York, New York 10022, who, unless otherwise stated in this Agreement, shall disburse the shares pro rata to the Network60 Share Owners, in accordance with such Unit holders' respective percentage interest in Network60, LLC. If the DTOMI Shares referenced in this Section 1.1 are not immediately available at Closing, some or all of the actual certificates representing the shares of stock shall be ordered by DTOMI no later than the first business day after Closing, for delivery within no more than ten days after Closing. At the Closing and upon the effectiveness of the Share Exchange, DTOMI shall be deemed to be the holder of record of all the Network60, LLC Units and Network60, LLC shall continue to be governed by the laws of the State of New York. Notwithstanding that the DTOMI Shares will become registered as stated herein, the Network 60 Share Owners agree not to pledge, encumber, hypothecate, sell, convey or exchange any of said shares of DTOMI Shares for a term of two (2) years from the date of issuance of said certificates.

     1.1.1 ADDITIONAL SHARES. Additionally, if the number of shares calculated by $1,700,000 divided by the trading day average close price per share of DTOMI shares, as reported by the NASD Over-the-Counter Bulletin Board for the thirty calendar days first immediately preceding the Closing equals more than 1,700,000 (hereafter referred to as the "Average Shares"), then the difference in number of shares resulting from the subtraction of 1,700,000 from the Average Shares (hereafter referred to as "Additional Shares") shall be issued by DTOMI to Mark W. Schlussel, Esq., Zeichner, Ellman and Krause, LLP, 575 Lexington Avenue, New York, New York 10022, who, unless otherwise stated in this Agreement, shall disburse the shares pro rata to the Network60 Share Owners, in accordance with such Unit holders' respective percentage interest in Network60, LLC. Said Additional Shares shall have piggyback registration rights as defined below in this Agreement. Notwithstanding that the Additional Shares will become registered as stated herein above, the Network 60 Share Owners agree not to pledge, encumber, hypothecate, sell, convey or exchange any of said shares of DTOMI Shares for a term of two (2) years from the date of issuance of said certificates. Notwithstanding the foregoing, if the number of shares of stock referenced in this Section cannot be exactly ascertained at Closing, some or all of the actual certificates representing the Additional Shares of stock may, in the sole discretion of DTOMI, be ordered by Dtomi no later than the day after Closing, for delivery within no more than ten days after Closing. At the Closing and upon the effectiveness of the Share Exchange, DTOMI shall be deemed to be the holder of record of all the Network60, LLC Units and Network60, LLC shall continue to be governed by the laws of the State of New York.

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     1.1.2     PIGGYBACK REGISTRATION DEFINED.  Piggyback registration rights is defined herein as follows: If DTOMI proposes to register any of its Common Stock under the Securities Act of 1933 (hereafter "the Act") other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for
securities  of  the  issuer  or  another   entity  (a  "Piggyback   Registration
Statement"), DTOMI shall cause to be included in such Piggyback Registration Statement all of the said Additional Shares as defined above ("Registerable Securities") ("Piggyback Registration") to the extent such inclusion does not violate the registration rights of any other security holder of DTOMI granted prior to the date hereof. Nothing herein shall prevent DTOMI from withdrawing or abandoning the Piggyback Registration Statement prior to its effectiveness. In the event that the Piggyback Registration is for a primary underwritten offering, the managing underwriter thereof shall be entitled to effect customary underwriter cutbacks, but only if inclusion of the full amount of the
Registerable   Securities  would  have  a  materially  adverse  effect  on  such underwriting, provided that the Additional Shares cutback is no more, on a pro rata basis, than any other shareholder's cutback.

     1.1.3 MARK W. SCHLUSSEL, ESQ., ZEICHNER, ELLMAN AND KRAUSE, LLP HOLD ESCROW. Within fifteen (15) days from delivery to all parties of a fully executed copy of this Agreement, but in no event later than October 15, 2002, DTOMI shall post in escrow with Mark W. Schlussel, Esq., Zeichner, Ellman and Krause, LLP, 575 Lexington Avenue, New York, New York 10022, the sum of twenty five thousand dollars ($25,000) as a deposit, for the benefit of both parties as stated hereafter, conditioned on good faith performance under the terms and conditions of this Agreement. If, at Closing, DTOMI fails to perform in good faith under the terms and conditions of this Agreement within the time specified, the deposit paid by DTOMI shall be promptly paid to Network60 at the address set forth below, as liquidated damages, consideration for the execution of this Agreement and in full settlement of any claims; whereupon DTOMI shall be relieved from all obligations under this Agreement. If, at Closing, Network60 fails to perform in good faith under the terms and conditions of this Agreement within the time specified, DTOMI may seek specific performance or receive return of DTOMI's deposit without thereby waiving any action for damages resulting from any willful breach by Network60. Upon closing of this intended transaction, the said twenty five thousand dollars ($25,000) deposit shall be applied for the benefit of DTOMI toward the cash payment as specified in paragraph 1.1 above. In the event of any conflicting demands relating to the distribution of said deposit by the parties hereto, the said escrow holder shall interplead the said deposit.

     1.1.4 PERSONAL SERVICE. Because Michael Alon and Michael Korff are important to the business of Network60, LLC, it is an express condition of this transaction that Michael Alon and Michael Korff continue to operate the business in conjunction with a representative(s) of DTOMI for a term of three (3) months subsequent to the Closing. It is the intention hereof that Michael Alon and Michael Korff will teach and instruct the representative(s) of DTOMI the

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pertinent  and  relevant  facets  and issues of  operating  the  Network60,  LLC business. This instruction shall include introduction of the representative(s) by Michael Alon and Michael Korff to the business associates and business contacts that are reasonably necessary for the day-to-day operation of the Network60, LLC business. Each of Michael Alon and Michael Korff shall enter into employment agreements with DTOMI in the form attached hereto as Schedule 1.1.4. (the "Employment Agreements"). Network 60 currently employs various individuals in addition to Michael Alon and Michael Korff in various capacities responsible for specific daily duties and functions of Network 60 (hereafter referred to as "Employees"). DTOMI shall retain said employees in their current respective employment capacities responsible for their current specific daily duties and functions of Network 60 for no less than thirty (30) days subsequent to Closing or until full payment of the note as referenced in paragraph 1.1.6 of this Agreement unless mutually agreed among DTOMI and Michael Alon and Michael Korff.

     1.1.5 FIVE HUNDRED THOUSAND DOLLARS MINIMUM AT CLOSING. In the event that DTOMI fails to arrange sufficient financing to pay the said one million three hundred thousand dollars ($1,300,000) as required by this Agreement, then, at the option of DTOMI, the Closing as defined hereafter shall proceed in accord with all of the terms and conditions of this Agreement with the exception of the payment of the full one million three hundred thousand dollars ($1,300,000). In any event, Network60 shall not be obligated to close this transaction unless at least five hundred thousand dollars ($500,000) is paid by DTOMI at Closing. At the closing, DTOMI shall execute and deliver to Michael Alon and Michael Korff, as agent for the Network60 Share Owners (collectively the "Secured Party") a promissory note (the "Note") in form annexed hereto on Schedule 1.1.5. evidencing the obligation of DTOMI to pay the principal sum of $800,000 or so much of the unpaid balance of $1,300,000 that is due at Closing, plus interest at the rate of 6% per annum. The Note shall become due and payable, unless sooner paid or payable, on October 31, 2003. DTOMI shall be obligated to fund the daily operation of Network60, including salaries Such funding shall not exceed the monthly amounts stated on a monthly budget which budget shall be mutually preapproved by Network60 and DTOMI and which monthly budget shall not exceed such itemized amounts spent by Network60 for operating itemized expenses for the corresponding month of the prior year. All revenues received by Network60 shall be paid to the Secured Party and applied to the payment of the Note. The term "revenues" shall mean all funds received by Network60, from services rendered or goods sold by Network60 in the operation of its business, including but not limited to accounts receivable generated prior to and following the Closing. Upon receipt by Secured Party of full payment of the Note, no further revenues shall be applied to payment of the Note. During the term while the revenues are being applied to payment of the Note, Network60 shall be obligated to provide to DTOMI weekly accountings verified by the Network60 bookkeeper and one officer of Network60.

     1.1.6. COLLATERAL SECURITY. The Note shall be secured by a security interest in all of the assets of Network60 pursuant to the terms of a Security Agreement and a pledge and security interest ("Pledge Agreement") in the Units delivered at Closing (the "Collateral"), in form annexed hereto on Schedule
1.1.6. Until full payment of the Note, Michael Alon and Michael Korff shall continue to be employed under the terms and conditions of the Employment Agreements as referenced in paragraph 1.1.4 above.

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     1.1.7.    DEFAULT BY DTOMI.  In the event  DTOMI  fails to fund the monthly operations of Network60 as detailed in the paragraphs above and failure of DTOMI to cure such failure within ten (10) days after written notice delivered to DTOMI of such failure, or upon the occurrence of an event of default under the Security Agreement beyond any applicable grace and/or cure period, Secured Party may exercise its rights as a secured creditor under the applicable provisions of the Uniform Commercial Code, in law or equity, including but not limited to declaring the full unpaid principal balance due on the Note due and payable, exercising its rights against the Collateral.

     1.1.8. ONE HUNDRED PERCENT (100%) OF NETWORK60 UNITS. This Agreement contemplates that DTOMI will exchange shares of its common stock as stated in paragraph 1.1 of this Agreement for one hundred percent (100%) of the units of ownership in Network60, LLC. The units of ownership in Network60, LLC are owned by Ubiquity Partners, LLC (approximately 61%) and the balance (approximately 39%) owned by various other individuals, trusts or business entities (hereafter referred to as "Individual Owners"). All of the Network60 Share Owners are required to execute at Closing, documents necessary to convey their respective units of ownership in Network60, LLC as well as assign their respective voting rights. The Individual Owners may execute the required closing documents personally or by way of the Assignment of Voting Rights and Interests attached hereto as Schedule 1.1.8. The Closing is conditioned on one hundred percent (100%) of the units of ownership in Network60, LLC exchanging their respective shares for shares of DTOMI as stated in this Agreement.

     1.1.9. FAILURE TO PROVIDE 100% NETWORK 60 UNITS. In the event Network60 is not able to provide transfer of one hundred percent (100%) of the units of ownership in Network60, LLC, then an amount of cash and DTOMI shares as designated in the DTOMI Exchange Amount equal to one half of one percent (0.5%) for each percent of units of ownership in Network60, LLC that is not provided for transfer to DTOMI (hereafter "Balance of Network60 Units") shall be held in escrow with Mark W. Schlussel, Esq., Zeichner, Ellman and Krause, LLP, 575 Lexington Avenue, New York, New York 10022 for a term not to exceed sixty (60) days. If within this sixty (60) days, the said cash and shares of DTOMI shall be released to the Network60 Share Owners in proportion to the Balance of Network60 Units provided. The balance of cash and shares of DTOMI stock remaining in escrow after sixty (60) days shall be forfeited by the Network60 Share Owners and released from escrow to DTOMI. If the percent of units of ownership in Network60, LLC that is not provided for transfer to DTOMI equals or exceeds five percent (5.0%), then, at the election by DTOMI, DTOMI my cancel the entire closing and consider this Agreement void and of no further effect, without DTOMI being subject to any penalty.

     1.1.10. SEAT ON DTOMI BOARD OF DIRECTORS. At the election of Michael Alon which election shall be made no later than at the Closing, DTOMI shall assure election/appointment of Michael Alon to the DTOMI Board of Directors for no less than one full term, to be no less than one full calendar year. If Michael Alon elects to not serve on the said board of directors, then this provision shall lapse and be of no further effect.

     1.1.11. POSSIBLE CONVEYANCE OF ASSETS OR MERGER. Subsequent to the signing of this Agreement the Network 60 may merge into a newly formed corporation wholly owned by the Network 60 Share Owners. In this event, the intent of this Agreement shall remain constant

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with DTOMI receiving one hundred percent (100%) of the share ownership  interest of the Network 60 resulting corporate entity that contains all of the assets of the current Network 60, LLC. In the event of said merger, Network 60 Share Owners shall indemnify DTOMI relating to any and all loss, including any local, state or federal tax liability that occurs or arises as a consequence of such merger.

     1.2 ARTICLES OF SHARE EXCHANGE. The Share Exchange shall be effectuated at the Closing pursuant to Articles of Share Exchange ("Articles of Share Exchange") filed in accordance with applicable provisions of Nevada and New York law. As required by the respective states, the Articles of Share Exchange shall be filed with the Nevada and New York Departments of State together with any other filings or recordings required by Nevada and New York law in connection with the Share Exchange as soon as practicable after the Closing (as defined below).

     1.3 EXCHANGE RATIO. At the Closing, all of the Network60 Shares issued and outstanding immediately prior to the Closing shall, by virtue of the Share Exchange and without any action on the part of Network60, LLC, automatically be exchanged for the above designated number of DTOMI Shares (the "Exchange Ratio"). At the Closing the above designated number of restricted common stock of DTOMI (the "Closing Shares") identical to the currently issued and outstanding shares of DTOMI common stock (the "Common Stock") shall be delivered to Network60 Share Owners. The term "restricted" as used herein above refers to Rule 144 of the Securities Exchange Act of 1934.

     1.4 HOLDBACK. DTOMI shall retain fifteen percent (15%) of the cash deliverable at closing (hereafter referred to as "Cash at Closing") pursuant to
Section 1.1 and fifteen percent (15%) of the Closing Shares (the "Holdback Shares") until the earlier of 120 days from the Closing Date or completion of a Network60, LLC audit (either, the "Disposal Date") performed by an auditor of DTOMI'S choice (the "Post-Closing Audit"). On the Disposal Date, Cash at Closing and Holdback Shares with an aggregate fair market value, as of the Disposal Date, equal to any Excess Liabilities identified in the Post-Closing Audit shall be released to DTOMI. For the purposes of this paragraph, any release to DTOMI of Cash at Closing and Holdback Shares in compensation for the Excess Liabilities and/or breach of representations and warranties as stated hereafter shall be equally apportioned between the Cash at Closing and Holdback Shares, fifty-fifty. "Excess Liabilities" shall mean the amount by which the liabilities identified in the Post-Closing Audit exceeds the liabilities identified in the attached Schedule 1.4, which schedule shall be updated by Network60, LLC as of the Closing and delivered to DTOMI at Closing. The Network60 Share Owners shall be severally liable for any Excess Liabilities to the extent they receive Cash and Shares after release of all of the Cash at Closing and Holdback Shares to DTOMI. In no event shall Michael Alon and Michael Korff have any personal liability other than for their intentional or willful acts which cause a loss. Any of the Cash at Closing and Holdback Shares remaining after the Disposal Date shall be retained by DTOMI for an additional 60 days. To the extent that DTOMI identifies a breach of the representations and warranties set forth in Section 4 during the period beginning on the Closing Date and ending 180 days thereafter (the "Holdback Period"), DTOMI shall provide written notice to Michael Alon and Michael Korff, which notice shall include a description of the breach and the dollar amount of damages sustained by DTOMI as a result of such breach (a "Breach Notice") and which notice

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shall be given to Michael Alon and Michael Korff within 180 days of Closing.  If
Network60 does not dispute a Breach Notice in a writing delivered to DTOMI within 30 days after their receipt of a Breach Notice, Cash at Closing and Holdback Shares with an aggregate fair market value, as of the date of the Breach Notice, equal to the amount of damages claimed in the Breach Notice shall be released to DTOMI. Any Cash at Closing and Holdback Shares remaining upon expiration of the Holdback Period shall be released to Network60 Share Owners in proportion to their interests in the DTOMI Shares, except for Cash at Closing and that number of Holdback Shares sufficient to satisfy claims made in any Breach Notice delivered to Network60 Share Owners prior to the expiration of the Holdback Period. Any claim for breach of the Representations and Warranties as set forth in Section 4 hereof shall lapse unless written notice is timely provided as stated herein above; however, said notice time limitation does not affect any claim by DTOMI against Michael Alon and Michael Korff for any intentional or willful act.

     1.3 2.    CLOSING AND CLOSING DOCUMENTS.

     2.1 DATE, TIME AND PLACE OF CLOSING. The Share Exchange contemplated by this Agreement shall take place at a closing (the "Closing") to be held at the offices of DTOMI, 200 9th Avenue North, Suite 220, Safety Harbor, Florida 34695 on a date and at a time convenient to the parties. The date on which the Closing occurs is referred to in this Agreement as the "Closing Date." The Closing Date shall be on or before October 31, 2002.

     2.2       NETWORK60  SHARE  OWNERS  CLOSING  DOCUMENTS.   At  the  Closing,
Network60 Share Owners shall deliver or cause to be delivered to or at the direction of DTOMI the following documents (collectively, the "Network60 Share Owners Closing Documents"):

     2.2.1 NETWORK60 SHARE DOCUMENTS. Documents evidencing unit ownership in Network60, LLC (hereafter referred to as "Network60 Share Documents") executed in blank by Network60 Share Owners or accompanied by assignments separate from the Network60 Share Documents executed by Network60 Share Owners, representing all of the Network60 Shares;

     2.2.2 TERMINATION OF EXISTING AGREEMENTS. Terminations of all existing employment and consulting agreements listed on SCHEDULE 2.2.2, executed by Michael Alon and Michael Korff;

     2.2.3 GOOD STANDING CERTIFICATES. A certificate issued by the New York Department of State indicating that Network60, LLC is qualified and in good standing within such jurisdiction; and

     2.2.4     OTHER  DOCUMENTS  AND  INSTRUMENTS.   Such  other  documents  and
instruments as DTOMI'S counsel may reasonably deem to be necessary or advisable to effect the transactions contemplated by this Agreement.

     2.2.5 EMPLOYMENT AGREEMENTS. Employment Agreements duly executed by each of Michael Alon and Michael Korff.

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     2.3       DTOMI CLOSING DOCUMENTS.  At the Closing,  DTOMI shall deliver or cause to be delivered to Network60 Share Owners the following documents (collectively, the "DTOMI Closing Documents"):

     2.3.1 ARTICLES OF SHARE EXCHANGE. The Articles of Share Exchange, executed by DTOMI;

     2.3.2 DTOMI SHARE CERTIFICATES. One or more stock certificates in the name of each of Network60 Share Owners representing such Network60 Share Owner's ownership of the DTOMI Shares;

     2.3.3 CASH AT CLOSING. Payment of the sum of $1,300,000, or such other sum as described above in paragraph 1.1.5, by certified check, official bank check or wire transfer made payable to the order of the Network60 Share Owners in proportion to their percentage interest in Network60, less the fifteen percent (15%) cash Holdback as described above in paragraph 1.4 which shall be payable to the attorneys for Dtomi, to be held in escrow subject to the terms of section 1.4 of this Agreement.

     2.3.4     EMPLOYMENT  AGREEMENTS.  The Employment  Agreements,  executed by
DTOMI;

     2.3.5 GOOD STANDING CERTIFICATE. A certificate issued by the Nevada Department of State indicating that DTOMI is qualified and in good standing within such jurisdiction;

     2.3.6 DTOMI OFFICER'S CERTIFICATE. A certificate dated as of the Closing Date executed by a duly authorized officer of DTOMI certifying that all necessary actions have been taken by DTOMI'S shareholders and directors to authorize the transactions contemplated by this Agreement and that all representations and warranties made by DTOMI in this Agreement are complete and correct in all material respects as of the Closing Date as if made on the Closing Date; and

     2.3.7     OTHER  DOCUMENTS  AND  INSTRUMENTS.   Such  other  documents  and
instruments as Network60's counsel may reasonably deem to be necessary or advisable to effect the transactions contemplated by this Agreement.

     2.3.8 SECURITY DOCUMENTS. If applicable, the Note, Security Agreement, Pledge Agreement and any other document or instrument required by the terms thereof.

     1.4 3.    REPRESENTATIONS AND WARRANTIES.

DTOMI represents and warrants to each of Network60 Share Owners that the statements contained in this Section 3 are correct and complete as of the date of this Agreement.

     3.1 ORGANIZATION OF DTOMI. DTOMI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. DTOMI has all the requisite power and authority to own, lease and operate all of its properties and assets and to carry on its business as currently conducted and as proposed to be conducted. DTOMI is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such licensing or qualification necessary and where the failure to be so qualified would, individually or in the aggregate, have a Material Adverse Effect upon it. As used in this Agreement, the term "Material Adverse Effect" with respect to any party, shall mean any change or effect that is reasonably likely to be materially adverse to the business, operations, properties, condition (financial or otherwise), assets or liabilities of such party and such party's subsidiaries taken as a whole.

     3.2 AUTHORIZATION. Subject to the approval of its shareholders, DTOMI has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and the DTOMI Closing Documents and to perform its obligations hereunder and thereunder. This Agreement constitutes, and the DTOMI Closing Documents will constitute, valid and legally binding obligations of DTOMI, enforceable in accordance with their respective terms and conditions.

     3.3 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement nor the DTOMI Closing Documents, nor the consummation of the transactions contemplated hereby or thereby by DTOMI, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which DTOMI is subject or any provision of its articles of incorporation or bylaws, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which DTOMI is a party or by which it is bound or to which any of its assets is subject. DTOMI does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the parties to consummate the transactions contemplated by this Agreement.

     3.4 LIMITED REPRESENTATIONS AND WARRANTIES. Except for the representations and warranties of the Warranting Network60 Share Owners expressly set forth in Section 4, below, DTOMI has not relied upon any representation and warranty made by Network60 Share Owners in making its determination to enter into this Agreement and consummate the transactions contemplated by this Agreement.

     3.5       DISCLOSURE.  The representations and warranties contained in this
Section 3 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 3 not misleading.

     3.6 CAPITALIZATION. The authorized capital stock of DTOMI consists of 100,000,000 shares of $0.001 par value common stock, of which 17,632,981 shares are issued and outstanding as of June 30, 2002 (or 18,232,981 as of September 9, 2002) and 25,000,000 shares of $0.001 par value preferred stock, none of which is issued and outstanding as of June 30, 2002. As of June 30, 2002 the current president of DTOMI has an option to purchase 1,578,779 shares of common stock at an exercise price of $0.01 per share. All issued and outstanding shares have been duly authorized and validly issued, and are fully paid and nonassessable. All of the outstanding shares of Common Stock (and options to purchase Common Stock) and other outstanding securities of DTOMI have been, and the DTOMI Shares will be, duly and validly issued in compliance with federal and state securities laws. Except for this Agreement and as contemplated by this Agreement and as shown on
Schedule 3.6, there are no outstanding or authorized subscriptions, options, warrants, plans or, other agreements or rights of any kind to purchase or otherwise receive or be issued, or securities or obligations of any kind convertible into, any shares of capital stock or other securities of DTOMI, and there are no dividends which have accrued or been declared, but are unpaid on the capital stock of DTOMI. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to DTOMI. DTOMI does not own, directly or indirectly, any capital stock or other equity interest in any corporation, partnership or other entity other than Dtomi Acquisition, Inc. which wholly owned subsidiary, owns no assets. The Closing Shares are duly authorized and, when issued in accordance with the terms and conditions of this Agreement, shall be validly issued, fully paid and nonassessable. Except as contemplated by this Agreement, the DTOMI Shares are not subject to any preemptive rights or other similar restrictions.

     3.7 SEC Reports and Financial Statements. DTOMI has filed with the Securities and Exchange Commission ("SEC"), and has heretofore made available to the Network60, Share Owners, complete and correct copies of all forms, reports, schedules, statements and other documents required to be filed by DTOMI under the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act (as such documents have been amended or supplemented since the time of their filing, collectively, the "SEC Reports"). As of their respective dates, the SEC Reports (including without limitation, any financial statements or schedules included therein) (a) did not contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and (b) complied in all material respects with the applicable requirements of the Securities Act and Exchange Act (as the case may be) and all applicable rules and regulations of the SEC promulgated thereunder. Each of the financial statements included in the SEC Reports has been prepared from, and is in accordance with, the books and records of DTOMI, complies with all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, has been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presents in all material respects the consolidated results of operations and cash flows (and changes in financial position, if any) of DTOMI, as at the date(s) thereof or for the period(s) presented therein.

     3.8 NO UNDISCLOSED LIABILITIES. Except as described in the SEC Reports, DTOMI has no debts, liabilities or obligations of any kind, whether accrued, absolute, contingent or other, whether due or to become due, except as incurred in the ordinary course of business, that could have a Material Adverse Effect on DTOMI.

     3.9 LEGAL PROCEEDINGS, CLAIMS, ETC. There is no legal, administrative, arbitration or other action or proceeding pending against DTOMI or any of its directors, officers, or employees. DTOMI has not been informed of any violation or default under any laws, ordinances, regulations, judgments, injunctions, orders or decrees of any governmental authority. Except as set forth in the SEC Reports, DTOMI is not subject to any judgment, order, injunction or decree of any court, arbitral authority or governmental authority that could have a Material Adverse Effect on DTOMI.

     3.10 TAX TREATMENT. As of the date of this Agreement, DTOMI has no reason to believe that the Share Exchange will not qualify as a "reorganization" within the meaning of Section 368(a) of the Code.

     3.11 DTOMI SHARE REGISTRATION. At the present time DTOMI knows of no impediment that would prohibit or delay the registration of the said one million seven hundred thousand (1,700,000) shares of restricted common stock of DTOMI.

     1.5 4.    REPRESENTATIONS AND WARRANTIES OF NETWORK60 SHARE OWNERS.

Michael Alon and Michael Korff (each a "Warranting Share Owner" and together the "Warranting Share Owners"), jointly and severally represent and warrant to DTOMI that the statements contained in this Section 4 are correct and complete as of the date of this Agreement.

     4.1  ORGANIZATION.

     4.1.1 Network60. Network60, LLC is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of New York. Network60, LLC has all the requisite power and authority to own, lease and operate all of its properties and assets and to carry on its business as currently conducted and as proposed to be conducted. Network60, LLC is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such licensing or qualification necessary and where the failure to be so qualified would, individually or in the aggregate, have a Material Adverse Effect upon it.

     4.2 AUTHORIZATION OF TRANSACTION. Michael Alon and Michael Korff have full power and authority to execute and deliver this Agreement and the Network60 Closing Documents to which any Network60 Share Owners is a party and to perform Network60, LLC obligations hereunder and thereunder. This Agreement constitutes, and Network60 Closing Documents will constitute, the valid and legally binding obligation of Network60, LLC and Network60 Share Owners, enforceable in accordance with their respective terms and conditions. Each Network60 Share Owner severally makes the representations and warranties as pertains to the Network60 Share Owners as are set forth in this Section to DTOMI.

     4.3 CAPITALIZATION. The authorized ownership interests of Network60, LLC are as follows: Ubiquity Partners, LLC (Michael Alon and Michael Korff) approximately sixty one percent (61%) and Individual Owners approximately thirty nine percent (39%), together comprising one hundred percent (100%) of the units of ownership interest of Network60, LLC. All issued and outstanding ownership interests of Network60, LLC have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth in SCHEDULE 4.3, there are no outstanding or authorized subscriptions, options, warrants, plans or, except for this Agreement and as contemplated by this Agreement, other agreements or rights of any kind to purchase or otherwise receive or be issued, or securities or obligations of any kind convertible into, any shares of ownership interest or other ownership interests of Network60, LLC and there are no dividends which have accrued or been declared but are unpaid on any ownership interest of Network60, LLC. There are no outstanding or authorized ownership interest appreciation, phantom stock or similar rights with respect to Network60, LLC. The Network60, LLC unit ownership interests are duly authorized and validly issued, fully paid and nonassessable.

     4.4       SUBSIDIARIES.   Network60,   LLC  does  not  own,   directly   or
indirectly, any capital stock or other equity interest in any corporation, partnership or other entity.

     4.5 OWNERSHIP OF NETWORK60, LLC SHARES. Each Network60 Share Owner owns and holds of record that number of Network60, LLC units of interest shown on Schedule 4.5. Each Network60 Share Owner represents and warrants that he/she has good title to such Network60, LLC unit of interest free and clear of all claims, charges, liens and other encumbrances. Each Network60 Share Owner has full power over his own unit of interest as shown on Schedule 4.5, subject to no proxy, shareholders' or voting agreement.

     4.6 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement or Network60 Closing Documents, nor the consummation of the transactions contemplated hereby or thereby, by Network60, LLC will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Network60, LLC is subject, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Network60, LLC is a party or by which Network60, LLC is bound or to which Network60, LLC's assets is subject. Network60, LLC needs to give no notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the parties to consummate the transactions contemplated by this Agreement.

     4.7       FINANCIAL  STATEMENTS  AND  FINANCIAL   CONDITION.   Attached  as
Schedule 4.7 are the following financial statements: (a) for Network60, LLC (i) its most recent unaudited consolidated balance sheet through September 30, 2002 or such other most recent date and the related unaudited consolidated statements of income and retained earnings and of cash flows, and (ii) its unaudited consolidated balance sheet through September 30, 2002 or such other most recent date and the related unaudited consolidated statements of income and retained earnings and of cash flows for the period through September 30, 2002 or such other most recent date (collectively, the "Financial Statements"). The Financial Statements, including any related notes and schedules, have been prepared in accordance with U.S. GAAP consistently applied, are based on the books, records and work papers of Network60, LLC and present fairly the financial position of Network60, LLC as of the dates of such statements and the results of operations for the periods covered by such statements, subject to normal year-end adjustments and the absence of footnotes.

     4.8 ABSENCE OF MATERIAL CHANGE. Since August 1, 2002 there has been no change in the business, operations, financial condition or liabilities of Network60, LLC that would result in a Material Adverse Effect on Network60, LLC.

     4.9 LITIGATION. There are no actions, suits, claims, inquiries, proceedings or investigations before any court, tribunal, commission, bureau, regulatory, administrative or governmental agency, arbitrator, body or authority pending or, to the knowledge of such Warranting Shareholder, threatened against Network60, LLC which would reasonably be expected to result in any liabilities, including defense costs, in excess of $25,000 U.S. Network60, LLC is not the named subject of any order, judgment or decree and is not in default with respect to any such order, judgment or decree.

     4.10 TAXES AND TAX RETURNS. Except as shown on Schedule 4.10, Network60, LLC has timely and correctly filed tax returns and reports (collectively, "Returns") required by applicable law to be filed (including, without limitation, estimated tax returns, income tax returns, excise tax returns, sales tax returns, use tax returns, property tax returns, franchise tax returns, information returns and withholding, employment and payroll tax returns) and all such returns were (at the time they were filed) correct in all material respects, and have paid all taxes, levies, license and registration fees, charges or withholdings of any nature whatsoever reflected on such Returns to be owed and which have become due and payable except for any that is being contested in good faith. The unpaid U.S. Federal income taxes, interest and penalties of Network60, LLC does not exceed $5,000 U.S.

     4.11 EMPLOYEES. SCHEDULE 4.11 is a list of all salaried persons employed by Network60, LLC and a description of their salaries and deferred compensation.

     4.11.1 Except as set forth on SCHEDULE 4.11, no officer or employee of Network60, LLC is receiving aggregate remuneration (bonus, salary, deferred compensation and commissions) at a rate, which if annualized, would exceed $75,000 U.S. in the year 2002.

     4.11.2 Except as set forth on SCHEDULE 4.11.2, Network60, LLC is not a party to, or bound by, any contract, arrangement or understanding (whether written or oral) with respect to the employment or compensation of any officers, employees or consultants and except as provided in this Agreement, consummation of the transactions contemplated by this Agreement will not result in any payment (whether of severance pay or otherwise) becoming due from Network60, LLC to any officer or employee thereof. Network60, LLC has previously delivered or made available to DTOMI true and complete copies of all written employment, consulting and deferred compensation agreements to which Network60, LLC is a party.

     4.11.3 There are not, and have not been at any time in the past three years, any actions, suits, claims or proceedings before any court tribunal, commission, bureau, regulatory, administrative or governmental agency, arbitrator, body or authority pending or, to such Warranting Share Owner's knowledge, threatened, by any employees, former employees or other persons relating to the employment practices or activities of Network60, LLC (except for actions which have subsequently been resolved). Network60, LLC is not a party to any collective bargaining agreement, and no union organization efforts with respect to Network60, LLC is pending or, to such Warranting Share Owner's knowledge, threatened nor have any occurred during the last three years.

     4.11.4 Network60, LLC has made available to DTOMI true and complete copies of all personnel codes, practices, procedures, policies, manuals, affirmative action programs and similar materials of Network60, LLC.

     4.12      COMPLIANCE WITH APPLICABLE LAW.

     4.12.1 Network60, LLC holds all licenses, certificates, franchises, permits and other governmental authorizations ("Permits") necessary for the lawful conduct of their businesses and such Permits are in full force and effect and Network60, LLC is in all material respects complying therewith, except where the failure to possess or comply with such Permits would not have, in the aggregate, a Material Adverse Effect on Network60, LLC.

     4.12.2 Network60, LLC is and for the past three years has been in compliance with all foreign, federal, state and local laws, statutes, ordinances, rules, regulations and orders applicable to the operation, conduct or ownership of their businesses or properties except for any noncompliance which is not reasonably likely to have, in the aggregate, a Material Adverse Effect on Network60, LLC.

     4.13      CONTRACTS AND  AGREEMENTS.  Except as disclosed on Schedule 4.13,
(i) Network60, LLC is not a party to or bound by any commitment, contract, agreement or other instrument which involves or could involve aggregate future payments by Network60, LLC of more than $500 U.S., (ii) Network60, LLC is not a party to or bound by any commitment, contract, agreement or other instrument which is material to the business, operations, properties, assets or financial condition of Network60, LLC and (iii) no commitment, contract, agreement or other instrument, other than charter documents, to which Network60, LLC is a party or by which Network60 is bound, limits the freedom of Network60, LLC compete in any line of business or with any person. The commitments, contracts, agreements or other instruments listed on Schedule 4.13 (the "Material Contracts") are valid and binding obligations and Network60, LLC is not in default therewith, except as listed on Schedule 4.13 and except where any such defaults are not reasonably likely to have in the aggregate a Material Adverse Effect on Network60, LLC.

     4.14      AFFILIATE TRANSACTIONS.

     4.14.1 Except as disclosed on SCHEDULE 4.14, and except as specifically contemplated by this Agreement, Network60, LLC has not engaged in, and is not currently obligated to engage in (whether in writing or orally), any transaction with any Affiliated Person (as defined below) involving aggregate payments by or to Network60, LLC of $15,000 U.S. or more.

     4.14.2    For purposes of this SECTION 4.14, "Affiliated Person" means:

          (a) a director, executive officer or Controlling Person (as defined below) of Network60, LLC;

          (b) a spouse of a director, executive officer or Controlling Person of Network60, LLC;

          (c) a member of the immediate family of a director, executive officer or Controlling Person of Network60, LLC who has the same home as such person;

          (d) any corporation or organization (other than Network60, LLC) of which a director, executive officer or Controlling Person of Network60, LLC is a chief executive officer, chief financial officer, or a person performing similar functions or is a Controlling Person of such other corporation or organization;

          (e) any trust or estate in which a director, executive officer, or Controlling Person of Network60, LLC or the spouse of such person has a substantial beneficial interest or as to which such person or his spouse serves as trustee or in a similar fiduciary capacity; and

          (f) for purposes of this Section 4.14, "Controlling Person" means any person or entity which, either directly or indirectly, or acting in concert with one or more other persons or entities owns, controls or holds with power to vote, or holds proxies representing ten percent or more of the outstanding common stock or equity securities.

     4.15 LIMITED REPRESENTATIONS AND WARRANTIES. Except for the representations and warranties of the DTOMI expressly set forth in Section 3, Network60, LLC has not relied upon any representation and warranty made by or on behalf of DTOMI in making its determination to enter into this Agreement and consummate the transactions contemplated by this Agreement.

     4.16 DISCLOSURE. No representation or warranty made by a Network60 Share Owner contained in this Agreement, and no statement contained in the Schedules delivered by Network60, LLC and Network60 Share Owners hereunder, contains any untrue statement of a material fact or omits any material fact necessary in order to make a statement herein or therein, in light of the circumstances under which it is made, not misleading.

     4.17      TITLE TO PROPERTY.

     4.17.1 REAL PROPERTY. Schedule 4.17.1 is a true and complete description of all interests in real property (other than real property security interests received in the ordinary course of business), whether owned, leased or otherwise claimed, including a list of all leases of real property, in which Network60, LLC has or claims an interest and any guarantees of any such leases by
Network60, LLC. True and complete copies of such leases have previously been delivered or made available to DTOMI, together with all amendments, modifications, agreements or other writings related thereto. Each such lease is legal, valid and binding as between Network60, LLC and the other party or parties thereto, and the occupant is a tenant or possessor in good standing thereunder, free of any default or breach whatsoever and quietly enjoys the premises provided for therein. Network60, LLC has good, valid and marketable title to all real property owned by it, free and clear of all mortgages, liens, pledges, charges or encumbrances of any nature whatsoever, except liens for current taxes not yet due and payable, and such encumbrances and imperfections of title, if any, as do not materially detract from the value of the properties and do not materially interfere with the present or proposed use of such properties or otherwise materially impair such operations. All real property and fixtures material to the business, operations or financial condition of Network60, LLC are in substantially good condition and repair.

     4.17.2 ENVIRONMENTAL MATTERS. To the best knowledge of Network60, the real property owned or leased by Network60, LLC is not in a condition that may give rise to financial liability under any environmental laws applicable to Network60, LLC or such property.

     4.18      PERSONAL  PROPERTY.  Schedule 4.18 is a true and complete list of
(i) each item of machinery, equipment, or furniture, including without limitation computers and vehicles, of Network60, LLC and (ii) each lease or other agreement under which any such item of personal property is leased, rented, held or operated where the current fair market value of such item is more than $1,000 U.S. Network60, LLC has good, valid and marketable title to all personal property owned by it, free and clear of all liens, pledges, charges or encumbrances o any nature whatsoever.

     4.19 INTELLECTUAL PROPERTY. SCHEDULE 4.19 is a true and complete list of:

     4.19.1 All patents, patent applications, trademarks, trademark registrations, applications for trademark registration, trade names, service marks, registered Internet domain names, and other intangible property currently used, owned, or registered for use by Network60, LLC where the current fair market value of such item is more than $1,000 U.S.; and

     4.19.2 All license and other agreements with respect to any of the foregoing as to which Network60, LLC licensor or licensee.

     4.19.3 There are no pending or, to such Warranting Share Owner's knowledge, threatened, claims against Network60, LLC by any person as to any of the items, or their use, listed in SCHEDULE 4.19 or claims of infringement by Network60, LLC on the rights of any person and no valid basis exists for any such claims.

     4.20 INSURANCE. Schedule 4.20 is a true and complete list and a brief description (including name of insurer, agent, coverage and expiration date) of all insurance policies in force with respect to the business and assets of Network60, LLC. Network60, LLC to the best of its knowledge, is in compliance with all of the material provisions of their insurance policies and are not in default under any of the terms thereof. Each such policy is outstanding and in full force and effect and Network60, LLC is the sole beneficiary of such policies. All premiums and other payments due under any such policy have been paid or arrangements for payment are being made. Network60, LLC previously delivered to, or made available for inspection by DTOMI, each insurance policy to which Network60, LLC is a party (other than insurance policies under which Network60, LLC is named as a loss payee or additional insured as a result of its position as a secured lender).

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

     4.21 POWERS OF ATTORNEY. Network60, LLC has no powers of attorney outstanding other than those in the ordinary course of business with respect to routine matters.

     4.22 BANK ACCOUNTS. Schedule 4.22 is a true and complete list of all bank accounts, safe deposit boxes and lock boxes of Network60, LLC, including, with respect to each such account and lock box: (a) identification of all authorized signatories; (b) identification of the business purpose of such account or lock box, including identification of any accounts or lock boxes representing escrow funds or otherwise subject to restriction; and (c) identification of the amount on deposit on the date indicated.

     4.23 CUSTOMERS/SUPPLIERS. SCHEDULE 4.23 is a true and complete list of:

     4.23.1 The ten largest customers of Network60, LLC in terms of sales during 2001 and 2002 showing the approximate total sales by Network60, LLC to each such customer during each of such years; and

     4.23.2 The ten largest suppliers of Network60, LLC in terms of purchases during 2001 and 2002 showing the approximate total purchase by Network60, LLC from each such supplier during each of such years.

     4.24 PRODUCT CLAIMS. No product or service liability claim is pending against Network60 or against any other party with respect to the products or services of Network60, LLC.

     4.25      INVESTMENT.

     4.25.1 KNOWLEDGE OF INVESTMENT AND ITS RISKS. Each of the Warranting Share Owners has knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the DTOMI shares. Each of the Warranting Share Owners understands that an investment in DTOMI represents a high degree of risk and there is no assurance that DTOMI's business or operations will be successful. Each of the Warranting Share Owners has considered carefully the risks attendant to an investment in DTOMI, and that, as a consequence of such risks, each of the Warranting Share Owners could lose it's entire investment in DTOMI.

     4.25.2 INVESTMENT INTENT. Each of the Warranting Share Owners hereby represents and warrants that (i) it is acquiring the DTOMI shares for investment for its own account, and not as a nominee or agent and not with a view to the resale or distribution of all or any part of the DTOMI shares, and each of the Warranting Share Owners has no present intention of selling, granting any participation in or otherwise distributing any of the DTOMI shares within the meaning of the Securities Act and (ii) each of the Warranting Share Owners does not have any contracts, understandings, agreements or arrangements with any person and/or entity to sell, transfer or grant participations to such person and/or entity, with respect to any of the DTOMI shares.

     4.25.3 ACCREDITED INVESTOR. Each of the Warranting Share Owners is an "Accredited Investor" as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act.

     4.25.4 DISCLOSURE. Each of the Warranting Share Owners has reviewed information provided by DTOMI in connection with the decision to purchase the DTOMI shares, including DTOMI's publicly-available filings with the SEC. DTOMI has provided each of the Warranting Share Owners with all the information that each of the Warranting Share Owners has requested in connection with the decision to purchase the DTOMI shares. Each of the Warranting Share Owners further represents that it has had an opportunity to ask questions and receive answers from DTOMI regarding the business, properties, prospects and financial condition of DTOMI. All such questions have been answered to the full satisfaction of each of the Warranting Share Owners.

     4.25.5 NO REGISTRATION. Each of the Warranting Share Owners understands that it must bear the economic risk of its investment in DTOMI for an indefinite period of time. Each of the Warranting Share Owners further understands that (i) other than as is specifically stated herein above, neither the offering nor the sale of the DTOMI shares has been registered under the Securities Act or any applicable State Acts or securities laws of other applicable jurisdictions in reliance upon exemptions from the registration requirements of such laws, (ii) the DTOMI shares must be held by Each of the Warranting Share Owners indefinitely unless the sale or transfer thereof is subsequently registered under the Securities Act and any applicable State Acts, or an exemption from such registration requirements is available, (iii) other than as is specifically stated herein above, DTOMI is not hereby under an obligation to register any of the DTOMI shares on either of the Warranting Share Owners' behalf or to assist either of the Warranting Share Owner's in complying with any exemption from registration, and (iv) DTOMI will rely upon the representations and warranties made by each of the Warranting Share Owners in this Agreement in order to establish such exemptions from the registration requirements of the Securities Act and any applicable State Acts or securities laws of other applicable jurisdictions.

     4.25.6    TRANSFER  RESTRICTIONS.  Each  Network60  Share  Owner  will  not transfer any of the DTOMI shares unless such transfer is exempt from registration under the Securities Act and such State Acts and securities laws of other applicable jurisdictions, and, if requested by DTOMI, such share owner has furnished an opinion of counsel satisfactory to DTOMI that such transfer is so exempt. Each Network60 Share Owner understands and agrees that (i) the certificates evidencing the DTOMI shares will bear appropriate legends indicating such transfer restrictions placed upon the DTOMI shares, (ii) DTOMI shall have no obligation to honor transfers of any of the DTOMI shares in violation of such transfer restrictions, and (iii) DTOMI shall be entitled to instruct any transfer agent or agents for the securities of DTOMI to refuse to honor such transfers.

     1.6 5.    COVENANTS OF THE PARTIES.

     5.1 CONDUCT OF THE BUSINESS OF NETWORK60, LLC. During the period from the date of this Agreement to the Closing Date, Network60, LLC will conduct its business and engage in transactions only in the ordinary course consistent with past practice. During such period,

Network60, LLC and Network60 Share Owners will use their best efforts to: (a) preserve its business organization intact, (b) keep available the present services of its employees, and (c) preserve the goodwill of its customers and others with whom business relationships exist. In addition, without limiting the generality of the foregoing, Network60, LLC agrees that from the date of this Agreement to the Closing Date, except as otherwise consented to or approved by DTOMI in writing (which consent or approval shall not be unreasonably withheld, delayed or conditioned) or as permitted or required by this Agreement or as required by law, Network60, LLC will not:

     5.1.1 grant any severance or termination pay to or enter into or amend any employment agreement with, or increase the amount of payments or fees to, any of its employees, officers or directors other than salary increases to employees consistent with past increases;

     5.1.2 make any capital expenditures in excess of $1,000 U.S. other than pursuant to binding commitments existing on the date of this Agreement and other than customary business capital expenses necessary to maintain existing business;

     5.1.3 change in any material manner pricing policies or any other material business or customer policies;

     5.1.4 guarantee the obligations of any other person except in the ordinary course of business consistent with past practice;

     5.1.5 acquire assets other than those necessary in the conduct of its business in the ordinary course;

     5.1.6 sell, transfer, assign, encumber or otherwise dispose of assets with a value in excess of $50 U.S.;

     5.1.7 enter into or amend or terminate any long term (one year or more) contract (including real property leases) except in the ordinary course of business consistent with past practice;

     5.1.8 enter into or amend any contract that calls for the payment by Network60, LLC of $500 U.S. or more after the date of this Agreement or for a term exceeding two years that cannot be terminated on not more than 30 days' notice without cause and without payment or loss of any material amount as a penalty, bonus, premium or other compensation for termination;

     5.1.9 engage or participate in any material transaction or incur or sustain any material obligation otherwise than in the ordinary course of business consistent with past practice;

     5.1.10 contribute to any benefit plans except in such amounts and at such times as consistent with past practice;

     5.1.11 increase the number of full-time equivalent employees other than in the ordinary course of business consistent with past practice;

     5.1.12 acquire any real property except after having followed reasonable procedures with respect to the investigation of potential environmental problems, which procedures have been approved in writing by DTOMI (which approval shall not be unreasonably withheld, delayed or conditioned); or

     5.1.13    agree to do any of the foregoing.

     5.2 MAINTENANCE OF STATUS QUO. Network60, LLC agrees, for a period ending with the Closing that, unless otherwise consented to in writing by DTOMI, it shall:

     5.2.1 Carry on its business in substantially the same manner as heretofore and not introduce any material new method of management, operation or accounting.

     5.2.2 Maintain its properties, facilities and equipment and other assets in as good working order and condition as at present, ordinary wear and tear excepted.

     5.2.3     Perform  all  its  material  obligations  under  debt  and  lease
instruments  and  other   agreements   relating  to  or  affecting  its  assets,
properties, equipment and rights.

     5.2.4 Maintain present debt and lease instruments and not enter into new or amended debt or lease instruments, except in the ordinary course of business, but subject further to the limitations contained in section 7.4 hereof.

     5.2.5 Keep in full force and effect present insurance policies or other comparable insurance coverage.

     5.2.6 Use its best efforts to maintain and preserve its business organization intact, retain its present employees and maintain its ongoing relationship with suppliers, customers and others having business relations with it.

     5.2.7     Not  effect  any  change  in  the   capital   structure   of  the
organization, including, but not limited to, the issuance of any option, warrant, call, conversion right or commitment of any kind with respect to its capital stock or the purchase or other reacquisition of any outstanding shares of treasury stock with the exception of converting certain outstanding senior convertible note instruments into equity.

     5.2.8 Maintain present salaries and commission levels for all officers, directors, employees and agents, except that Buyer may conduct its customary reviews of its employees' work performance, in which case Seller may not increase its employees' salaries more than five percent (5%) per annum

     5.2.9     Prohibit expenditures outside the normal course of business.

     5.2.10    Maintain   compliance   with  all   permits,   laws,   rules  and
regulations, consent orders, etc.

     5.2.11 Not declare any dividends nor pay out bonuses other than normal merit bonuses to employees, fees, extraordinary commissions or any other unusual distributions to the stockholders, directors, management or other personnel.

     5.3 NO SOLICITATION AND LIQUIDATED DAMAGES. During the period beginning on the date of this Agreement and ending on the Closing Date, neither Network60 Share Owners, Network60, LLC nor any of its directors, officers, share owners, representatives, agents or other persons controlled by any of them, shall, directly or indirectly encourage or solicit, or hold discussions or negotiations with, or provide any information to, any persons, entity or group other than DTOMI concerning any merger, sale of substantial assets not in the ordinary course of business, sale of shares of capital stock or similar transactions involving Network60, LLC. Network60 Share Owners and Network60, LLC will promptly communicate to DTOMI the identity of any interested or inquiring party, all relevant information surrounding the interest or inquiry, as well as the terms of any proposal that it may receive in respect of any such transaction. If this Agreement is terminated by Network60 due to uncured breach of this Section 5.3, then DTOMI shall be entitled to Five Hindered Thousand Dollars ($500,000) U.S. from Network60, LLC as liquidated damages. Such liquidated damages shall constitute full payment and the exclusive remedy for any damages suffered by DTOMI by reason of such breach and the terms of this Agreement. DTOMI and Network60, LLC agree that actual damages would be difficult to ascertain and that $500,000 U.S. is a fair and equitable amount to reimburse DTOMI for such damages and the termination of this Agreement.

     5.3.1 NO PERSONAL LIABILITY. In no event shall Michael Alon and Michael Korff have any personal liability under any term of this Agreement other than for acts or actions intended to do harm or cause loss.

     5.4       ACCESS TO PROPERTIES AND RECORDS; CONFIDENTIALITY.

     5.4.1 Network60, LLC and Network60 Share Owners shall permit DTOMI and its representatives reasonable access to its properties and shall disclose and make available to DTOMI all books, papers and records relating to the assets, member ownership, ownership, properties, obligations, operations and liabilities of Network60, LLC, including but not limited to, all books of account (including the general ledger), tax records, minute books of manager and member meetings, organizational documents, regulations, bylaws, material contracts and agreements, filings with any regulatory authority, accountants work papers, litigation files, plans affecting employees, and any other business activities or prospects in which DTOMI may have a reasonable interest by way of this Agreement, in each case during normal business hours and upon reasonable notice. Network60, LLC shall not be required to provide access to or disclose information where such access or disclosure would jeopardize the attorney-client privilege or would contravene any law, rule, regulation, order, judgment, decree or binding agreement entered into prior to the date of this Agreement. The parties will use all reasonable efforts to make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

     5.4.2 All information furnished by Network60, LLC and/or Network60 Share Owners to DTOMI or the representatives or affiliates of DTOMI pursuant to, or in any negotiation in connection with, this Agreement shall be treated as the sole property of Network60, LLC and/or Network60 Share Owners until consummation of the Share Exchange and if the Share Exchange shall not occur DTOMI and its affiliates, agents and advisors shall upon written request return to Network60, LLC and/or Network60 Share Owners all documents or other materials containing, reflecting, referring to such information, and shall keep confidential all such information and shall not disclose or use such information for competitive purposes. The obligation to keep such information confidential shall not apply to: (i) any information which (w) DTOMI can establish by evidence was already in its possession (subject to no obligation of confidentiality) prior to the disclosure thereof by Network60, LLC; (x) was then generally known to the public; (y) becomes known to the public other than as a result of actions by DTOMI or by the directors, officers, employees, agents or representatives of DTOMI; or (z) was disclosed to DTOMI, or to the directors, officers, employees or representatives of DTOMI, solely by a third party not bound by any obligation of confidentiality; or (ii) disclosure in accordance with the federal securities laws, a federal banking laws, or pursuant to an order of a court or agency of competent jurisdiction.

     5.5       REGULATORY MATTERS.

     5.5.1 The parties will cooperate with each other and use all reasonable efforts to prepare all necessary documentation, to effect all necessary filings and to obtain all necessary permits, consents, approvals, and authorizations of all third parties and governmental bodies necessary to consummate the transactions contemplated by this Agreement including, without limitation, those that may be required from the SEC, other regulatory authorities, or DTOMI's shareholders. Network60, LLC and DTOMI shall each have the right to review reasonably in advance all information relating to Network60, LLC or DTOMI, as the case may be, and any of their respective subsidiaries, together with any other information reasonably requested, which appears in any filing made with or written material submitted to any governmental body in connection with the transactions contemplated by this Agreement. DTOMI shall bear all expenses associated with SEC filings.

     5.5.2 Network60, LLC and DTOMI will promptly furnish each other with copies of written communications received by Network60, LLC or DTOMI or any of their respective subsidiaries from, or delivered by any of the foregoing to, any governmental body in respect of the transactions contemplated by this Agreement.

     5.6 FURTHER ASSURANCES. Subject to the terms and conditions of this Agreement, each of the parties agrees to use all commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

     5.7 PUBLIC ANNOUNCEMENTS. No party will issue or distribute any information to its shareholders or employees, any news releases or any other public information disclosures with respect to this Agreement or any of the transactions contemplated by this Agreement without the consent of the other parties or their designated representative, except as may be otherwise required by law.

     1.7 6.    CONDITIONS PRECEDENT TO NETWORK60 SHARE OWNERS' OBLIGATIONS.

The obligations of Network60, LLC and Network60 Share Owners to consummate the transactions contemplated by this Agreement are subject to satisfaction of the following conditions at or before the Closing Date and may be waived only in writing by Network60:

     6.1 DTOMI COVENANTS, REPRESENTATIONS AND WARRANTIES. All the covenants, terms and conditions of this Agreement to be complied with or performed by DTOMI at or before the Closing Date shall have been complied with and performed in all respects. The representations and warranties made by DTOMI in this Agreement shall be complete and correct at and as of the Closing Date with the same force and effect as though such representations and warranties had been made at and as of the Closing Date.

     6.2 DTOMI'S DELIVERY OF DOCUMENTS. DTOMI shall have duly executed and delivered, or caused to be executed and delivered, to or at the direction of Network60, LLC, this Agreement and the DTOMI Closing Documents.

     6.3 DTOMI SHAREHOLDER APPROVAL. This Agreement shall have been approved and adopted by the affirmative votes of the holders of at least a majority of each class of DTOMI's outstanding and issued capital stock.

     6.4 OTHER APPROVALS. All authorizations, consents, orders or approvals of any United States federal or state governmental agency necessary for the consummation of the Share Exchange or the transactions contemplated by this Agreement (other than such actions, approvals or filings which, pursuant to the terms of this Agreement, are to take place on or after the Closing) shall have been filed, occurred or been obtained.

     6.5 NO LITIGATION. No administrative investigation, action, suit or proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement shall be pending or threatened.

     6.6 DTOMI SHARES. DTOMI shall have taken all action necessary to authorize and issue the DTOMI Shares.

     1.8 7.   CONDITIONS PRECEDENT TO NETWORK60'S OBLIGATIONS.

     The obligations of DTOMI to consummate the transactions contemplated by this Agreement are subject to satisfaction of the following conditions at or before the Closing Date and may be waived only in writing by DTOMI:

     7.1 NETWORK60, LLC AND NETWORK60 SHARE OWNERS' COVENANTS, REPRESENTATIONS AND WARRANTIES. All the covenants, terms and conditions of this Agreement to be complied with or performed by Network60, LLC and Network60 Share Owners on or before the Closing Date shall have been complied with and performed in all respects. The representations and warranties made by the Warranting Shareholders in this Agreement shall be complete and correct at and as of the Closing Date with the same force and effect as though such representations and warranties had been made at and as of the Closing Date.

     7.2 NETWORK60, LLC AND NETWORK60 SHARE OWNERS' DELIVERY OF DOCUMENTS. The Network60 Share Owners and Network60, LLC shall have duly executed and delivered, or caused to be executed and delivered, to DTOMI or at its direction this Agreement and all Network60, LLC and Network60 Share Owners' Closing Documents.

     7.3 OTHER APPROVALS. All authorizations, consents, orders or approvals of any United States federal or state governmental agency necessary for the consummation of the Share Exchange or the transactions contemplated by this Agreement (other than such actions, approvals or filings which, pursuant to the terms of this Agreement, are to take place on or after the Closing) shall have been filed, occurred or been obtained.

     7.4 NETWORK60 SHARE OWNER APPROVAL. This Agreement shall have been approved and adopted by the affirmative votes of one hundred percent (100%) of the Share Owners of Network60, LLC as more specifically defined and with the limitations described in paragraph 1.1.8 herein.

     7.5 NO LITIGATION. No administrative investigation, action, suit or proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement shall be pending or threatened.

     7.6 EXECUTION OF AGREEMENT. Each Network60 Share Owner shall have executed this Agreement.

     1.9 8.    TERMINATION.

     8.1 TERMINATION OF AGREEMENT. This Agreement shall terminate as follows:

          (a) at any time prior to the Closing by the mutual written agreement of all parties;

          (b) by (i) Network60, LLC if the conditions set forth in Section 6 have not been satisfied or waived by the Closing; or (ii) DTOMI if the conditions set forth in Section 7 have not been satisfied or waived by the Upset Date (defined below);

          (c) by DTOMI, in the event of a breach of any of the representations, warranties or covenants made by the Warranting Shareholders, Network60 Share Owners and/or Network60, LLC, in this Agreement that has not been cured within 30 days after notice of such breach as delivered to Network60, LLC by DTOMI;

          (d) by Network60, LLC in the event of any of the representations or warranties made by DTOMI in this Agreement that has not been cured within 30 days after notice of such breach as delivered to DTOMI by Network60, LLC; or 1.10

     1.11 9.   MISCELLANEOUS.

     9.1 TAX TREATMENT BY THE PARTIES. Unless otherwise required by law, the parties shall treat this Share Exchange as a reorganization under Section 368 of the Code law for all tax reporting purposes; furthermore, the parties shall not take, and have not taken, any action that is inconsistent with reorganization treatment under Section 368 of the Code.

     9.2 NO THIRD PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any person or entity other than the parties and their respective successors and assigns.

     9.3 SUCCESSORS AND ASSIGNS. No party may assign either this Agreement or any of its rights, interests, or obligations under this Agreement without the prior written consent of all other parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.

     9.4 NOTICES. All notices, requests, demands, claims, consents and other communications required or permitted under this Agreement shall be in writing. Any notice, request, demand, claim, communication or consent under this Agreement shall be deemed duly given if (and shall be effective two business days after) it is sent by certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

     If to DTOMI:                            DTOMI, Inc.
                                             200 9th Avenue North, Suite 220
                                             Safety Harbor, Florida 34695
                                             Attention: John Thatch

     With a copy (which shall not            The Otto Law Group
     constitute notice) to:                  999 Third Avenue, Suite 3210
                                             Seattle, WA  98105
                                             Attention:  David M. Otto

     If to Network60, LLC :                  Network60, LLC
                                             487R Central Avenue
                                             Cedarhurst, NY  11516
                                             Attention: Michael Alon and
                                             Michael Korff

     With a copy (which shall not            Zeichner Ellman & Krause LLP
     constitute notice) to:                  575 Lexington Avenue
                                             New York, NY  10022
                                             Attn:  Mark W. Schlussel, Esq.

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

     9.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other venue.

     9.6 AMENDMENTS AND WAIVERS. This Agreement may be amended or waived only in writing signed by the party against which enforcement of the amendment or waiver is sought.

     9.7 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Sections 3 and 4 of this Agreement shall survive the Closing and continue in full force and effect for a period of two years after the Closing.

     9.8 SEVERABILITY. Any term or provision of this Agreement that is found to be invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of its remaining terms and provisions or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     9.9 HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.10 CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

     9.11 INCORPORATION OF SCHEDULES. The Schedules referred to in and/or attached to this Agreement are incorporated in this Agreement by this reference.

     9.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together will constitute one and the same document. This Agreement may be executed by facsimile.

     9.13 ENTIRE AGREEMENT. This Agreement (including the Schedules referred to in and/or attached to this Agreement) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter of this Agreement.

DTOMI, Inc.


By: _____________________________            Dated this ___ day of October 2002.
    John "JT" Thatch CEO/President

Network60, LLC


By: _____________________________            Dated this ___ day of October 2002.
    Michael Alon, member and
    Co-Founder/CEO


By: _____________________________            Dated this ___ day of October 2002.
    Michael Korff, member and
    Co-Founder/Pres.

Ubiquity Partners, LLC


By: _____________________________            Dated this ___ day of October 2002.
    Michael Alon, member and
    Co-Founder/CEO


By: _____________________________            Dated this ___ day of October 2002.
    Michael Korff, member and
    Co-Founder/Pres.


By: _____________________________            Dated this ___ day of October 2002.
    Michael Alon, individually


By: _____________________________            Dated this ___ day of October 2002.
    Michael Korff, individually

Mark W. Schlussel, Esq.
Zeichner, Ellman and Krause, LLP
575 Lexington Avenue
New York, New York 10022,
As escrow holder


By: _____________________________            Dated this ___ day of October 2002.
    Mark W. Schlussel, Esq.

INDEX TO SCHEDULES

SCHEDULE 1.1.4. Form of Employment Agreement.

SCHEDULE 1.1.5. Form of Note

SCHEDULE 1.1.6. Form of Security Agreement/Pledge Agreement

SCHEDULE 1.1.8. Assignment of Voting Rights and Interests

SCHEDULE 1.4. Excess Liabilities

SCHEDULE 2.2.2. Existing employment and consulting agreements executed by Michael Alon and Michael Korff, if any.

SCHEDULE 3.6. Rights of any kind to purchase or otherwise receive or be issued securities or obligations of any kind convertible into any shares of capital stock or other securities of DTOMI.

SCHEDULE 4.3. Outstanding or authorized subscriptions, options, warrants, plans or other agreements or rights of any kind to purchase or otherwise receive or be issued securities or obligations of any kind convertible into, any shares of ownership interest or other ownership interests of Network60, LLC.

SCHEDULE 4.5. Network60 Share Owner names and number of Network60, LLC units of interest owned.

SCHEDULE  4.7.   Financial   statements  for   Network60,   LLC:  (i)  unaudited
consolidated balance sheet through September 30, 2002 and (ii) unaudited consolidated balance sheet through September 30, 2002.

SCHEDULE 4.10. Tax returns and reports required by applicable law not filed, including estimated tax returns, income tax returns, excise tax returns, sales tax returns, use tax returns, property tax returns.

SCHEDULE 4.11. List of all salaried persons employed by Network60, LLC and a description of their salaries and deferred compensation.

SCHEDULE 4.11. Officer or employee of Network60, LLC who receives an aggregate remuneration (bonus, salary, deferred compensation and commissions) at a rate that exceeds $75,000 U.S. in the year 2002.

SCHEDULE  4.11.2.   Party  to,  or  bound  by,  any  contract,   arrangement  or
understanding (whether written or oral) with respect to the employment or compensation of any officers, employees or consultants

SCHEDULE 4.13. Commitments, contracts, agreements or other instruments of Network 60 in default.

SCHEDULE 4.14. Any transaction(s) (whether in writing or oral) of Network 60 with any Affiliated Person involving aggregate payments by or to Network60, LLC of $15,000 U.S. or more.

SCHEDULE 4.17.1. Description of all interests in real property whether owned, leased or otherwise claimed, including a list of all leases of real property.

SCHEDULE 4.18. List of each item of machinery, equipment, furniture, computers and vehicles, of Network60, LLC and each lease or other agreement under which any such item of personal property is leased, rented, held or operated.

SCHEDULE 4.19. List of all patents, trademark registrations, trade names, service marks, registered Internet domain names and any pending or threatened, claims against Network60, LLC by any person as to any of the items, or their use, listed in or claims of infringement by Network60, LLC.

SCHEDULE 4.20. Brief description of all insurance policies in force with respect to the business and assets of Network60, LLC.

SCHEDULE  4.22.  All  bank  accounts,  safe  deposit  boxes  and  lock  boxes of
Network60, LLC, including, lock box identification of all authorized signatories; identification of the business purpose of such account or lock box, including identification of any accounts or lock boxes representing escrow funds or otherwise subject to restriction and identification of the amount on deposit on the date indicated.

SCHEDULE 4.23. Ten largest customers of Network60, LLC in terms of sales during 2001 and 2002 showing the approximate total sales by Network60, LLC to each such customer during each of such years

SCHEDULE 1.1.4

                              EMPLOYMENT AGREEMENT

This Employment Agreement ("Agreement") is made and entered into as of the ___ day of October 2002 by and between Network 60, LLC, a New York Limited Liability Company, 487R Central Avenue, Cedarhurst, NY 11516 (the "Employer"), and Michael Alon, ________________________________ (hereinafter called the "Employee").

Whereas, Employer and Employee have contracted with Dtomi, Inc., a Nevada corporation, in an Agreement dated October ___, 2002 (hereafter the "Dtomi Agreement") wherein Employee, through his ownership in Ubiquity, LLC, a New York limited liability company, owns a majority interest in Employer. The pertinent parts of said contract with Dtomi, Inc. is included herein by reference;

Whereas, Employee is currently employed by Employer with specific duties and responsibilities that evolved over the past through present term of employment with Employer;

Whereas, the Dtomi Agreement obligates Employee to continue his employment with Employer;

Whereas, the Dtomi Agreement obligates Employer to retain employment of Employee with Employer;

Whereas, Employee and Employer would like to structure a mutually beneficial business relationship whereby Employee serves in his present capacities as developed through his past employment with Employer in exchange for monetary compensation similarly as paid over the past year;

Now therefore, in consideration of the premises and mutual covenants set forth herein, the parties hereto, intending to be legally bound, agree as follows:

     1. Employment. The Employer hereby agrees to employ the Employee and the Employee hereby agrees to serve the Employer on the terms and conditions set forth herein. The recitals as stated above are included in the body of this Agreement by reference.
     2. Duties of Employee. Employee shall perform the identical duties and responsibilities that he customarily performed over the past six months and as shall be reasonably assigned to him by the Chief Executive Officer of Dtomi, Inc. that are consistent with his office. Employee shall serve at the direction of and be responsible to the Chief Executive Officer of Dtomi, Inc. Throughout the period of his employment hereunder, the Employee shall: (i) devote his full business time, attention, knowledge and skills, faithfully, diligently and professionally, to the active performance of his duties and responsibilities hereunder on behalf of the Employer at a level at least equal to that generally expected of an employee of a business comparable to that of the Employer, having the rank and responsibilities of the Employee; (ii) observe and carry out such rules, regulations, policies, directions and restrictions of general application to all employees of the Employer having a rank comparable to that of the Employee as may reasonably be established from time to time by the Chief Executive Officer of Dtomi, Inc., including but not limited to the standard policies and procedures of the Employer as in effect from time to time; and (iii) do such traveling as may reasonably be required in connection with the performance of such duties and responsibilities.
     3. Term. The term of this Agreement, and the employment of the Employee hereunder, shall commence on the date of closing the Dtomi Agreement and shall continue for the duration as required by paragraphs 1.1.2 and 1.1.3 of the Dtomi Agreement (the "Expiration Date") unless sooner terminated in accordance with the terms and conditions hereof (the "Term").
     4. Compensation. The Employee shall receive a base salary at an annual rate equal to that annual rate as averaged over the past eight months immediately preceding the Dtomi Agreement closing. It has been represented by Employee to Dtomi, Inc. that that salary is $200,000 per annum. This salary shall be paid during the term of this Agreement payable in monthly installments, subject to applicable withholding and other taxes.
     5. Reimbursement of Expenses. During the term of the Employee's employment hereunder, upon the submission of proper substantiation by the Employee and subject to such rules and guidelines as the Employer may from time to time adopt, the Employer shall reimburse the Employee for all reasonable expenses actually paid or incurred by the Employee in the course of and pursuant to the business of the Employer. The Employee shall account to the Employer in writing for all expenses for which reimbursement is sought and shall supply to the Employer copies of all relevant invoices, receipts or other evidence reasonably requested by the Employer.
     6. Termination for Cause. The Employer by way of Chief Executive Officer of Dtomi, Inc. shall at all times have the right, upon written notice to the Employee, to terminate the Employee's employment hereunder, for Cause. For purposes of this Agreement, the term "Cause" shall mean (i) an action or omission of the Employee which constitutes a breach of this Agreement which is not cured within 30 days of the Employer's giving notice of termination to the Employee specifying in reasonable detail the reasons for termination, (ii) the Employee's committing an act constituting fraud, theft, conversion, a crime, or breach of fiduciary duty, (iii) gross negligence in connection with the performance of the Employee's material duties hereunder, (iv) the material failure or refusal (other than as a result of a disability) by the Employee to perform his duties hereunder, (v) the Employee's abuse of drugs or alcohol that adversely affects the performance of the Employee's duties hereunder; (vi) the Employee's commission of an act of misconduct, to the extent that in the reasonable judgment of the Employer, the Employee's credibility and reputation no longer conform to the standards of the Employer's senior officers; (vii) the Employee not being qualified in the Employer's reasonable judgment to discharge properly the duties of the Employee's employment hereunder. Upon any termination pursuant to this Section, the Employer shall have no further liability under the terms of this Employment Agreement.
     7. Non-Competition. At all times while the Employee is employed by the Employer and for a two year period after the termination of the Employee's employment with the Employer the Employee shall not, directly or indirectly, engage in or have any interest in any sole proprietorship, partnership, corporation or business or any other person or entity (whether as an employee, officer, director, partner, agent, security holder, creditor, consultant or otherwise) that directly or indirectly (or through any affiliated entity) engages in competition with the Employer's current business that in any manner causes or results in any loss of revenue or to the business of the Employer; provided that such provision shall not apply to the Employee's ownership of Common Stock of the Employer or the acquisition by the Employee, solely as an investment, of securities of any issuer having securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, that are listed or admitted for trading on any United States national securities exchange or that are quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices in common use, so long as the Employee does not control, acquire a controlling interest in or become a member of a group which exercises direct or indirect control of, more than five percent of any class of capital stock of such corporation.
     8. Nondisclosure. The Employee shall not at any time divulge, communicate, use to the detriment of the Employer or for the benefit of the Employee or any other person, or misuse in any way, any Confidential Information (as hereinafter defined) pertaining to the business of the Employer. Any Confidential Information or data now or hereafter acquired by the Employee with respect to the business of the Employer (which shall include, but not be limited to, information concerning the Employer's financial condition, prospects, technology, customers, suppliers, sources of leads and methods of doing business) shall be deemed a valuable, special and unique asset of the Employer that is received by the Employee in confidence and as a fiduciary and Employee shall remain a fiduciary to the Employer with respect to all of such information. For purposes of this Agreement, "Confidential Information" means information disclosed to the Employee or known by the Employee as a consequence of or through his employment by the Employer (including information conceived, originated, discovered or developed by the Employee) prior to or after the date hereof, and not generally known, about the Employer or its business. Notwithstanding the foregoing, nothing herein shall be deemed to restrict the Employee from disclosing Confidential Information to the extent required by law. This Section shall not apply to information that (i) is generally known to the Employee prior to its disclosure to the Employee; (ii) is or becomes publicly available other than by unauthorized disclosure by the Employee; or (iii) is received by the Employee from a third party who is rightfully in possession of such information free of any obligation to maintain its confidentiality; or (iv) is known by the Employee prior to his employment by the Employer.
     9. Non-solicitation of Employees and Clients. At all times while the Employee is employed by the Employer and for a two year period after the termination of the Employee's employment with the Employer for any reason, the Employee shall not, directly or indirectly, for himself or for any other person, firm, corporation, partnership, association or other entity (a) employ or attempt to employ or enter into any contractual arrangement with any employee or former employee of the Employer in any business that directly or indirectly competes with the Employer, and/or (b) call on or solicit any of the Employer's actual or targeted prospective customers, suppliers, providers of products or services to the Employer or its customers, or comparable parties ("Customers/Providers") on behalf of any person or entity in connection with any business competitive with the business of the Employer as defined herein that in any manner causes or results in any loss of revenue or to the business of the Employer, nor shall the Employee make known the names and addresses of Customers/Providers or any information relating in any manner to the Employer's trade or business relationships with Customers/Providers, other than in connection with the performance of Employee's duties under this Agreement; provided however that this
          Section 6.3 shall not apply to any solicitation of users of the Internet generally through a web site that can be accessed by the public so long as such solicitation does not involve direct contact with Customers/Providers.
     10. Books and Records. All books, records, and accounts relating in any manner to the customers or clients of the Employer, whether prepared by the Employee or otherwise coming into the Employee's possession, shall be the exclusive property of the Employer and shall be returned immediately to the Employer on termination of the Employee's employment hereunder or on the Employer's request at any time.
     11. Definition of Employer. Solely for purposes of this Agreement, the term "Employer" also shall include any existing or future subsidiaries of the Employer and Dtomi, Inc.
     12. Acknowledgment by Employee. The Employee acknowledges and confirms that (a) the restrictive covenants contained in this Employment Agreement are reasonably necessary to protect the legitimate business interests of the Employer, and (b) the restrictions contained in this Employment Agreement are not overbroad, overlong, or unfair and are not the result of overreaching, duress or coercion of any kind. The Employee further acknowledges and confirms that his full, uninhibited and faithful observance of each of the covenants contained in this Employment Agreement will not cause him any undue hardship, financial or otherwise, and that enforcement of each of the covenants contained herein will not impair his ability to obtain employment commensurate with his abilities and on terms fully acceptable to him or otherwise to obtain income required for the comfortable support of him and his family and the satisfaction of the needs of his creditors. The Employee acknowledges and confirms that his special knowledge of the business of the Employer is such as would cause the Employer serious injury or loss if he were to use such ability and knowledge to the benefit of a competitor or were to compete with the Employer in violation of the terms of this Employment Agreement. The Employee further acknowledges that the restrictions contained in this Employment Agreement are intended to be, and shall be, for the benefit of and shall be enforceable by, the Employer's successors and assigns.
     13. Reformation by Court. In the event that a court of competent jurisdiction shall determine that any provision of this Employment Agreement is invalid or more restrictive than permitted under the governing law of such jurisdiction, then only as to enforcement of this Employment Agreement within the jurisdiction of such court, such provision shall be interpreted and enforced as if it provided for the maximum restriction permitted under such governing law.
     14. Extension of Time. If the Employee shall be in violation of any provision of the restrictive covenants of this Employment Agreement, then each time limitation set forth in the restrictive covenants of this Employment Agreement shall be extended for a period of time equal to the period of time during which such violation or violations occur. If the Employer seeks injunctive relief from such violation in any court, then the restrictive covenants set forth in this Employment Agreement shall be extended for a period of time equal to the pendency of such proceeding including all appeals by the Employee.
     15. Injunction. It is recognized and hereby acknowledged by the parties hereto that a breach by the Employee of any of the covenants contained of this Agreement will cause irreparable harm and damage to the Employer, the monetary amount of which may be virtually impossible to ascertain. As a result, the Employee recognizes and hereby acknowledges that the Employer shall be entitled to an injunction from any court of competent jurisdiction enjoining and restraining any violation of any or all of the covenants contained this Employment Agreement by the Employee or any of his affiliates, associates, partners or agents, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other remedies the Employer may possess.
     16. Entire Agreement. This Agreement along with the Dtomi Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, upon its effectiveness, shall supersede all prior agreements, understandings and arrangements, both oral and written, between the Employee and the Employer (or any of its affiliates) with respect to such subject matter. This Agreement may not be modified in any way unless by a written instrument signed by both the Employer and the Employee.
     17. Notices. All notices required or permitted to be given hereunder shall be in writing and shall be personally delivered by courier, sent by registered or certified mail, return receipt requested or sent by confirmed facsimile transmission addressed as set forth herein. Notices personally delivered, sent by facsimile or sent by overnight courier shall be deemed given on the date of delivery and notices mailed in accordance with the foregoing shall be deemed given upon the earlier of receipt by the addressee, as evidenced by the return receipt thereof, or three (3) days after deposit in the U.S. mail. Notice shall be sent (i) if to the Employer, addressed to the office address as noted above and (ii) if to the Employee, to his address as reflected on the payroll records of the Employer, or to such other address as either party hereto may from time to time give notice to the other.
     18. Benefits; Binding Effect. This Agreement shall be for the benefit of and binding upon the parties hereto and their respective heirs, personal representatives, legal representatives, and successors.
     19. Severability. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted. If such invalidity is caused by length of time or size of area, or both, the otherwise invalid provision will be considered to be reduced to a period or area that would cure such invalidity.
     20. Waivers. The waiver by either party hereto of a breach or violation of any term or provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.
     21. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     22. No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the Employer, the parties hereto and their respective heirs, personal representatives, legal representatives, successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Network 60, LLC


By: ______________________________           ______________________________
    John "JT" Thatch                         Michael Alon

Schedule 1.1.4

                              EMPLOYMENT AGREEMENT

This Employment Agreement ("Agreement") is made and entered into as of the ___ day of October 2002 by and between Network 60, LLC, a New York Limited Liability Company, 487R Central Avenue, Cedarhurst, NY 11516 (the "Employer"), and Michael Korff, ________________________________ (hereinafter called the "Employee").

Whereas, Employer and Employee have contracted with Dtomi, Inc., a Nevada corporation, in an Agreement dated October ___, 2002 (hereafter the "Dtomi Agreement") wherein Employee, through his ownership in Ubiquity, LLC, a New York limited liability company, owns a majority interest in Employer. The pertinent parts of said contract with Dtomi, Inc. is included herein by reference;

Whereas, Employee is currently employed by Employer with specific duties and responsibilities that evolved over the past through present term of employment with Employer;

Whereas, the Dtomi Agreement obligates Employee to continue his employment with Employer;

Whereas, the Dtomi Agreement obligates Employer to retain employment of Employee with Employer;

Whereas, Employee and Employer would like to structure a mutually beneficial business relationship whereby Employee serves in his present capacities as developed through his past employment with Employer in exchange for monetary compensation similarly as paid over the past year;

Now therefore, in consideration of the premises and mutual covenants set forth herein, the parties hereto, intending to be legally bound, agree as follows:

     1. Employment. The Employer hereby agrees to employ the Employee and the Employee hereby agrees to serve the Employer on the terms and conditions set forth herein. The recitals as stated above are included in the body of this Agreement by reference.
     2. Duties of Employee. Employee shall perform the identical duties and responsibilities that he customarily performed over the past six months and as shall be reasonably assigned to him by the Chief Executive Officer of Dtomi, Inc. that are consistent with his office. Employee shall serve at the direction of and be responsible to the Chief Executive Officer of Dtomi, Inc. Throughout the period of his employment hereunder, the Employee shall: (i) devote his full business time, attention, knowledge and skills, faithfully, diligently and professionally, to the active performance of his duties and responsibilities hereunder on behalf of the Employer at a level at least equal to that generally expected of an employee of a business comparable to that of the Employer, having the rank and responsibilities of the Employee; (ii) observe and carry out such rules, regulations, policies, directions and restrictions of general application to all employees of the Employer having a rank comparable to that of the Employee as may reasonably be established from time to time by the Chief Executive Officer of Dtomi, Inc., including but not limited to the standard policies and procedures of the Employer as in effect from time to time; and (iii) do such traveling as may reasonably be required in connection with the performance of such duties and responsibilities.
     3. Term. The term of this Agreement, and the employment of the Employee hereunder, shall commence on the date of closing the Dtomi Agreement and shall continue for the duration as required by paragraphs 1.1.2 and 1.1.3 of the Dtomi Agreement (the "Expiration Date") unless sooner terminated in accordance with the terms and conditions hereof (the "Term").
     4. Compensation. The Employee shall receive a base salary at an annual rate equal to that annual rate as averaged over the past eight months immediately preceding the Dtomi Agreement closing. It has been represented by Employee to Dtomi, Inc. that that salary is $200,000 per annum. This salary shall be paid during the term of this Agreement payable in monthly installments, subject to applicable withholding and other taxes.
     5. Reimbursement of Expenses. During the term of the Employee's employment hereunder, upon the submission of proper substantiation by the Employee and subject to such rules and guidelines as the Employer may from time to time adopt, the Employer shall reimburse the Employee for all reasonable expenses actually paid or incurred by the Employee in the course of and pursuant to the business of the Employer. The Employee shall account to the Employer in writing for all expenses for which reimbursement is sought and shall supply to the Employer copies of all relevant invoices, receipts or other evidence reasonably requested by the Employer.
     6. Termination for Cause. The Employer by way of Chief Executive Officer of Dtomi, Inc. shall at all times have the right, upon written notice to the Employee, to terminate the Employee's employment hereunder, for Cause. For purposes of this Agreement, the term "Cause" shall mean (i) an action or omission of the Employee which constitutes a breach of this Agreement which is not cured within 30 days of the Employer's giving notice of termination to the Employee specifying in reasonable detail the reasons for termination, (ii) the Employee's committing an act constituting fraud, theft, conversion, a crime, or breach of fiduciary duty, (iii) gross negligence in connection with the performance of the Employee's material duties hereunder, (iv) the material failure or refusal (other than as a result of a disability) by the Employee to perform his duties hereunder, (v) the Employee's abuse of drugs or alcohol that adversely affects the performance of the Employee's duties hereunder; (vi) the Employee's commission of an act of misconduct, to the extent that in the reasonable judgment of the Employer, the Employee's credibility and reputation no longer conform to the standards of the Employer's senior officers; (vii) the Employee not being qualified in the Employer's reasonable judgment to discharge properly the duties of the Employee's employment hereunder. Upon any termination pursuant to this Section, the Employer shall have no further liability under the terms of this Employment Agreement.
     7. Direct and Indirect Non-Competition. At all times while the Employee is employed by the Employer and for a three months period after the termination of the Employee's employment with the Employer the Employee shall not, directly or indirectly, engage in or have any interest in any sole proprietorship, partnership, corporation or business  or any  other  person  or entity  (whether  as an  employee, officer, director, partner, agent, security holder, creditor, consultant or otherwise) that directly or indirectly (or through any affiliated entity) engages in competition with the Employer; provided that such provision shall not apply to the Employee's ownership of Common Stock of the Employer or the acquisition by the Employee, solely as an investment, of securities of any issuer having securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, that are listed or admitted for trading on any United States national securities exchange or that are quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices in common use, so long as the Employee does not control, acquire a controlling interest in or become a member of a group which exercises direct or indirect control of, more than five percent of any class of capital stock of such corporation.
     8. Direct Non-Competition. For a two year period after the termination of the Employee's employment with the Employer the Employee shall not, directly, engage in or have any interest in any sole proprietorship, partnership, corporation or business or any other person or entity (whether as an employee, officer, director, partner, agent, security holder, creditor, consultant or otherwise) that directly (or through any affiliated entity) engages in competition with the Employer's current business that in any manner causes or results in any loss of revenue or to the business of the Employer; provided that such provision shall not apply to the Employee's ownership of Common Stock of the Employer or the acquisition by the Employee, solely as an investment, of securities of any issuer having securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, that are listed or admitted for trading on any United States national securities exchange or that are quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices in common use, so long as the Employee does not control, acquire a controlling interest in or become a member of a group which exercises direct or indirect control of, more than five percent of any class of capital stock of such corporation.
     9. Nondisclosure. The Employee shall not at any time divulge, communicate, use to the detriment of the Employer or for the benefit of the Employee or any other person, or misuse in any way, any Confidential Information (as hereinafter defined) pertaining to the business of the Employer. Any Confidential Information or data now or hereafter acquired by the Employee with respect to the business of the Employer (which shall include, but not be limited to, information concerning the Employer's financial condition, prospects, technology, customers, suppliers, sources of leads and methods of doing business) shall be deemed a valuable, special and unique asset of the Employer that is received by the Employee in confidence and as a fiduciary and Employee shall remain a fiduciary to the Employer with respect to all of such information. For purposes of this Agreement, "Confidential Information" means information disclosed to the Employee or known by the Employee as a consequence of or through his employment by the Employer (including information conceived, originated, discovered or developed by the Employee) prior to or after the date hereof, and not generally known, about the Employer or its business. Notwithstanding the foregoing, nothing herein shall be deemed to restrict the Employee from disclosing Confidential Information to the extent required by law. This Section shall not apply to information that (i) is generally known to the Employee prior to its disclosure to the Employee; (ii) is or becomes publicly available other than by unauthorized disclosure by the Employee; or (iii) is received by the Employee from a third party who is rightfully in possession of such information free of any obligation to maintain its confidentiality; or (iv) is known by the Employee prior to his employment by the Employer.

     10. Non-solicitation of Employees and Clients. At all times while the Employee is employed by the Employer and for a two year period after the termination of the Employee's employment with the Employer for any reason, the Employee shall not, directly or indirectly, for himself or for any other person, firm, corporation, partnership, association or other entity (a) employ or attempt to employ or enter into any contractual arrangement with any employee or former employee of the Employer in any business that directly or indirectly competes with the Employer, and/or (b) call on or solicit any of the Employer's actual or targeted prospective customers, suppliers, providers of products or services to the Employer or its customers, or comparable parties ("Customers/Providers") on behalf of any person or entity in connection with any business competitive with the business of the Employer as defined herein that in any manner causes or results in any loss of revenue or to the business of the Employer, nor shall the Employee make known the names and addresses of Customers/Providers or any information relating in any manner to the Employer's trade or business relationships with Customers/Providers, other than in connection with the performance of Employee's duties under this
          Agreement; provided however that this Section 6.3 shall not apply to any solicitation of users of the Internet generally through a web site that can be accessed by the public so long as such solicitation does not involve direct contact with Customers/Providers.
     11. Books and Records. All books, records, and accounts relating in any manner to the customers or clients of the Employer, whether prepared by the Employee or otherwise coming into the Employee's possession, shall be the exclusive property of the Employer and shall be returned immediately to the Employer on termination of the Employee's employment hereunder or on the Employer's request at any time.
     12. Definition of Employer. Solely for purposes of this Agreement, the term "Employer" also shall include any existing or future subsidiaries of the Employer and Dtomi, Inc.
     13. Acknowledgment by Employee. The Employee acknowledges and confirms that (a) the restrictive covenants contained in this Employment Agreement are reasonably necessary to protect the legitimate business interests of the Employer, and (b) the restrictions contained in this Employment Agreement are not overbroad, overlong, or unfair and are not the result of overreaching, duress or coercion of any kind. The Employee further acknowledges and confirms that his full, uninhibited and faithful observance of each of the covenants contained in this Employment Agreement will not cause him any undue hardship, financial or otherwise, and that enforcement of each of the covenants contained herein will not impair his ability to obtain employment commensurate with his abilities and on terms fully acceptable to him or otherwise to obtain income required for the comfortable support of him and his family and the satisfaction of the needs of his creditors. The Employee acknowledges and confirms that his special knowledge of the business of the Employer is such as would cause the Employer serious injury or loss if he were to use such ability and knowledge to the benefit of a competitor or were to compete with the Employer in violation of the terms of this Employment Agreement. The Employee further acknowledges that the restrictions contained in this Employment Agreement are intended to be, and shall be, for the benefit of and shall be enforceable by, the Employer's successors and assigns.

     14. Reformation by Court. In the event that a court of competent jurisdiction shall determine that any provision of this Employment Agreement is invalid or more restrictive than permitted under the governing law of such jurisdiction, then only as to enforcement of this Employment Agreement within the jurisdiction of such court, such provision shall be interpreted and enforced as if it provided for the maximum restriction permitted under such governing law.
     15. Extension of Time. If the Employee shall be in violation of any provision of the restrictive covenants of this Employment Agreement, then each time limitation set forth in the restrictive covenants of this Employment Agreement shall be extended for a period of time equal to the period of time during which such violation or violations occur. If the Employer seeks injunctive relief from such violation in any court, then the restrictive covenants set forth in this Employment Agreement shall be extended for a period of time equal to the pendency of such proceeding including all appeals by the Employee.
     16. Injunction. It is recognized and hereby acknowledged by the parties hereto that a breach by the Employee of any of the covenants contained of this Agreement will cause irreparable harm and damage to the Employer, the monetary amount of which may be virtually impossible to ascertain. As a result, the Employee recognizes and hereby acknowledges that the Employer shall be entitled to an injunction from any court of competent jurisdiction enjoining and restraining any violation of any or all of the covenants contained this Employment Agreement by the Employee or any of his affiliates, associates, partners or agents, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other remedies the Employer may possess.
     17. Entire Agreement. This Agreement with the Dtomi Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, upon its effectiveness, shall supersede all prior agreements, understandings and arrangements, both oral and written, between the Employee and the Employer (or any of its affiliates) with respect to such subject matter. This Agreement may not be modified in any way unless by a written instrument signed by both the Employer and the Employee.
     18. Notices. All notices required or permitted to be given hereunder shall be in writing and shall be personally delivered by courier, sent by registered or certified mail, return receipt requested or sent by confirmed facsimile transmission addressed as set forth herein. Notices personally delivered, sent by facsimile or sent by overnight courier shall be deemed given on the date of delivery and notices mailed in accordance with the foregoing shall be deemed given upon the earlier of receipt by the addressee, as evidenced by the return receipt thereof, or three (3) days after deposit in the U.S. mail. Notice shall be sent (i) if to the Employer, addressed to the office address as noted above and (ii) if to the Employee, to his address as reflected on the payroll records of the Employer, or to such other address as either party hereto may from time to time give notice to the other.
     19. Benefits; Binding Effect. This Agreement shall be for the benefit of and binding upon the parties hereto and their respective heirs, personal representatives, legal representatives, and successors.
     20. Severability. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted. If such invalidity is caused by length of time or size of area, or both, the otherwise invalid provision will be considered to be reduced to a period or area that would cure such invalidity.
     21. Waivers. The waiver by either party hereto of a breach or violation of any term or provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.
     22. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     23. No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the Employer, the parties hereto and their respective heirs, personal representatives, legal representatives, successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Network 60, LLC


By: ______________________________           ______________________________
    John "JT" Thatch                         Michael Alon

Schedule 1.1.5

                                 PROMISSORY NOTE

$800,000.00                                        Dated: as of October 31, 2002

     FOR VALUE RECEIVED, DTOMI, INC. a Nevada corporation (the "Maker") promises to pay to the order of MICHAEL ALON AND MICHAEL KORFF, as agents for the Network60 Share Owners (the "Secured Party") at ____________________________,
New York, the principal amount of $800,000.00 with interest at the rate set forth below on October 31, 2003. Maker shall pay interest on the unpaid principal balance, at the rate set forth below, monthly, commencing on the 30th day of November 2002 and on the last day of each month thereafter until October 31, 2003 (the "Maturity Date") when the full unpaid principal balance plus interest shall become due and payable. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest from the date when due until said principal amount is paid in full at 5% per annum in excess of the rate of interest set forth herein.

     The rate of interest shall be 6% per annum.

     This note is the note referred to in a certain Share Exchange Agreement dated September 30, 2002 between Maker and Michael Alon and Michael Korff, et al, and secured by that certain security agreement and pledge agreement of even date herewith and related documents (collectively the "Security Documents"). All capitalized terms not specifically defined herein shall have the meanings ascribed to them in the Share Exchange Agreement.

     Notwithstanding anything contained herein to the contrary, the Maker shall make a mandatory prepayment of principal commencing November 30, 2002 and monthly thereafter on the last day of each month until the Maturity Date equal to the monthly revenues (as that term is defined in Section 1.1.3 of the Share Exchange Agreement) received during such calendar month.

     It is expressly agreed that, the obligations of the Maker to the Secured Party arising under this note shall immediately become due and payable on the happening of any default or event constituting an event of default under the Security Documents.

     The Maker may prepay the indebtedness evidenced by this note in whole or in part upon at least five (5) days prior written notice to the Secured Party, provided that no Event of Default shall then exist. All prepayments shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment. All prepayments shall be applied by Secured Party in payment of the installments due hereunder in the inverse order of their maturities.

     The Maker waives presentment, demand for payment, notice of dishonor, protest and notice of protest and consents to any or all delays, extensions of time, renewals, releases of any party to this note and of any available security thereof and any and all waivers or modifications that may be granted or consented to by the Secured Party with regard to the time of payment or with respect to any other provisions of this note and agrees that no such action or failure to act on the part of the Secured Party shall be construed as a waiver by the Secured Party of, or otherwise affect, its right to avail itself of any remedy with respect thereto. MAKER WAIVES THE RIGHT TO TRIAL BY JURY AND AGREES THAT THE VENUE OF ANY LITIGATION ARISING UNDER THIS NOTE SHALL BE IN NEW YORK COUNTY.

     The Maker agrees that in the event it becomes necessary for the Secured Party to take any legal action to declare, enforce or adjudicate any of its rights hereunder, that in addition to all other sums due hereunder it will promptly reimburse the Secured Party for any court costs, expenses and/or disbursements and reasonable attorney's fees.

     This note may not be changed, modified or discharged in whole or in part and no right or remedy of the Secured Party hereunder or under any other agreement may be waived except upon written agreement signed by the Secured Party and such waiver shall be effective only in the specific instance for which given. The terms and provisions of this note shall survive the payment, renewal, extension, cancellation or surrender of this note. Any provision hereunder which may prove unenforceable under any law shall not affect the validity of any other provision hereof. This note shall be governed by and construed under the laws of the State of New York and applicable Federal law.

     IN WITNESS WHEREOF, the undersigned has duly executed this note as of the day and year first above written.

                                        DTOMI, Inc.


                                        By: ____________________________
                                        Name:
                                        Title:

Schedule 1.1.6

                               SECURITY AGREEMENT

     This Security Agreement, dated as of ___________ ___, 2002, is granted by Network60, LLC, (the "Debtor") to Michael Alon and Michael Korff (the "Secured Party").

                           Statement of the Premises.
                           --------------------------

     In consideration of credit and/or other financial accommodations, which have been or which may from time to time be extended to DTOMI, Inc. by the Secured Party, the parties have entered into this Security Agreement.

                                    Agreement
                                    ---------

     1.   DEFINITIONS.

     1.1 INCORPORATION BY REFERENCE. All terms defined in Schedule A annexed hereto are hereby incorporated by reference and all such terms and words so defined are used herein with the same meanings therein set forth.

     1.2 ADDITIONAL DEFINITIONS. The following terms shall have the following meanings for purposes of this Security Agreement (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "COLLATERAL" means, collectively, all of Debtor's right, title and interest in the property described on Schedule A annexed hereto in which Debtor has rights or the power to transfer rights, whether now owned or hereafter acquired, arising or existing.

     "CORRESPONDING", when used in conjunction with any defined term (the "referred term"), refers to such specific persons, items or documents to which such referred term pertains which are related or connected to another defined term in the context.

     "DEFAULT RATE" means an interest rate equal to the default rate per annum as set forth in the Note.

     "EVENT OF DEFAULT" means: (i) any event, condition or act (including notice and lapse of time, if specified) which is defined or described as an event of default in any Loan Document; and (ii) in the case of any evidence of indebtedness constituting a Loan Document which does not prescribe any event of default therein, (A) the failure by Debtor to pay when due any such indebtedness, or (B) the occurrence of any event, condition or act (including notice and lapse of time, if specified) which pursuant to the terms of any such Loan Document gives Secured Party the right to accelerate the payment of any Obligations, regardless of whether Secured Party exercises such right.

     "FINANCING STATEMENTS" mean all UCC-1 Financing Statements and other documents to be filed in any public office (including without limitation, the U.S. Patent and Trademark Office) to perfect the security interest granted under this Security Agreement.

     "LOAN DOCUMENT" means any agreement, document or instrument executed by the Debtor or by any other person, delivered to Secured Party and pertaining to the Obligations.

     "NOTE" means the promissory note in the amount of $800,000.00 executed by DTOMI, Inc. as of the date hereof, as the same may be amended, substituted, replaced or modified from time to time.

     "OBLIGATIONS" means all debts, liabilities and obligations of DTOMI, Inc. to the Secured Party arising under the Note or any Loan Document.

     "UCC" means the Uniform Commercial Code of the State of New York, as amended and in effect as to the date hereof and from time to time.

     In addition to the terms defined above, all terms used in this Agreement and in Schedule A annexed hereto which are not otherwise defined in this Agreement or Schedule A shall be deemed to be used with the same meanings as provided by the corresponding statutory definitions contained in all Articles of the UCC on the date hereof and from time to time. In the case of a term defined in Article 9 of the UCC and also in another Article of the UCC, the definition contained in Article 9 of the UCC shall govern and control.

     2.   SECURITY INTEREST.

     2.1 The Debtor hereby grants to the Secured Party, a security interest in all of the Collateral as security for the payment of all Obligations.

     2.2 Debtor irrevocably appoints the Secured Party as its lawful attorney and Secured Party and grants Secured Party the power to execute, authenticate and to file, with or without any signature and by electronic means, any Financing Statement, Addendum, Amendment, Continuation Statement or other Record on Debtor's behalf, including any filing which further describes for identification any Commercial Tort Claim which may come into existence in the future.

Debtor will from time to time upon demand furnish to Secured Party such further information and will execute, acknowledge and deliver to Secured Party such financing statements and assignments and other papers, including control agreements, pay any costs of title searches and filing fees, and will do all such other acts and things as Secured Party shall reasonably request as may be necessary or appropriate to establish, perfect and maintain a valid security interest in any of the Collateral or types of Collateral listed on Schedule A as security for the Obligations. Without limitation of the foregoing, Debtor will execute and deliver to Secured Party any document required to acknowledge, register or perfect the security interest granted in any Commercial Tort Claim, Financial Asset, Investment Property, Patent Right, technical information, Trademark Right or Copyright and in any of the Collateral under the Federal Assignment of Claims Act. Debtor will fully cooperate to obtain all necessary acknowledgments and agreements from any third party, including any bailee, bank or Securities Intermediary, which Secured Party deems reasonably necessary for the perfection, protection or maintenance of its security interest in the Collateral. Without limitation of the foregoing, Debtor will cooperate with Secured Party in obtaining a control agreement in form and substance satisfactory to Secured Party with respect to Collateral consisting of: Deposit Accounts, Investment Property, Letter-Of-Credit Rights, and Electronic Chattel Paper.

Debtor will not change its jurisdiction of organization without the prior written consent of Secured Party, which consent will not be withheld except and unless the priority of Secured Party's security interest in any of the Collateral would be adversely affected.

     2.3 This Security Agreement is in addition to and without limitation of any right of the Secured Party under any of the Loan Documents or any other security agreement, mortgage or guaranty granted by the Debtor or any other person to the Secured Party.

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

     3.   REPRESENTATION AND WARRANTIES.

     The Debtor represents and warrants that:

     3.1 The Debtor has granted no currently effective security interest in the Collateral to any person other than to the Secured Party, and no financing statement in favor of any such other person as a Secured Party covering any of the Collateral or any proceeds thereof is on file in any public office, and the Collateral is free and clear of any lien, charge or encumbrance, except pursuant to and under this Security Agreement.

     3.2 Debtor is the lawful owner of the Collateral; and all information with respect to the Collateral set forth in any schedule, certificate or other writing furnished by Debtor to Secured Party, is true and correct as of the date furnished. Debtor will have good title to all Collateral acquired by it in the future and Secured Party will acquire through this Agreement a valid, perfected prior security interest therein. Debtor will continue to hold all collateral free and clear of all liens, claims and encumbrances of others excepting the rights of Secured Party hereunder.

     3.3 Debtor was organized in the State of New York and DTOMI, Inc. was organized in the State of Nevada. All other places of business set forth on Schedule B are true and correct locations from which each Debtor conducts business as of the date hereof.

     3.4 The locations of all Equipment and Inventory of the Debtor set forth on Schedule B hereto is a true and complete listing of all of the locations of the Debtor's Equipment and Inventory as of the date hereof.

     3.5 Except as noted on Schedule B hereto, the Debtor conducts no business, whether directly or indirectly or through any subsidiary or division, under any name or trade name other than its name first recited above.

     3.6 Schedule C hereto is a true and complete list of all of the Debtor's registered Patents, Trademarks and Copyrights.

     4.   COVENANTS AND AGREEMENTS OF DEBTOR.

     The Debtor covenants and agrees that:

     4.1 The Secured Party may examine and inspect the Collateral at any reasonable time and wherever located.

     4.2 Subject to the limitations of this Security Agreement, the Debtor will from time to time upon demand furnish to Secured Party such further information and will execute, acknowledge and deliver to Secured Party such financing statements and assignments and other papers, pay any costs of searches and filing fees, and will do all such other acts and things as Secured Party may reasonably request as being necessary or appropriate to establish, perfect and maintain a valid security interest in the Collateral as security for the Obligations. Without limitation of the foregoing, the Debtor will execute and deliver to Secured Party any document required to acknowledge, register or perfect the security interest granted in any of the Patent rights, technical information, Trademark rights or Copyrights and in any of the Collateral under the Federal Assignment of Claims Act. The Debtor will immediately deliver to the Secured Party all original evidences of Chattel Paper, Instruments, Documents or Securities for which possession is required for perfection of the security interest granted hereunder.

     4.3 The Debtor will defend the Collateral against all claims and demands of all other persons at any time claiming the same or an interest therein. Debtor shall not encumber any Collateral to any person other than the Secured Party, or sell, assign or transfer the Collateral or any right, title or interest therein.

     4.4 If any action or proceeding shall be commenced, other than any action to collect the Obligations, to which action or proceeding the Secured Party is made a party and in which it becomes necessary to defend or uphold the Secured Party's security interests hereunder, all costs incurred by the Secured Party for the expenses of such litigation (including reasonable counsel fees and expenses) shall be deemed part of the Obligations secured hereby, which the Debtor agrees to pay or cause to be paid.

     4.5 All records of the Collateral will be located at the Debtor's principal place of business. The Debtor shall not change the location of any Equipment or Inventory or the records pertaining to any Collateral unless the Debtor gives Secured Party not less than 14 days prior written notice.

     4.6 The Debtor will have and maintain insurance at its expense at all times in such amounts, in such form, containing such terms and written by such companies as may be reasonably satisfactory to Secured Party and such insurance policy shall contain a Secured Party's loss payable endorsement in favor of Secured Party. All policies of insurance shall be payable to Secured Party and the Debtor, as their interests may appear, and shall provide for thirty (30) days' written notice of cancellation or modification to Secured Party. Secured Party is authorized by the Debtor to act as its attorney in collecting, adjusting, settling or canceling such insurance and endorsing any drafts drawn by insurers. Secured Party may apply any proceeds of insurance received by it to the Obligations, whether due or not. The Debtor will immediately notify Secured Party of any damage to or loss of the Collateral. Not later than the expiration date of each policy of insurance then in effect, the Debtor shall deliver to Secured Party a certificate of insurance certifying as to (i) the extension of such policy or the issuance of a renewal policy therefor, describing the same in reasonable detail satisfactory to Secured Party, and (ii) the payment in full of the portion of the premium therefor then due and payable (or accompanied by other proof of such payment satisfactory to Secured Party). The Debtor shall be required forthwith to notify Secured Party (by telephone, confirmed in writing) if the Debtor shall determine at any time not to, or at any time be unable to, extend or renew any such policy then in effect.

     4.7 The Debtor will use the Collateral for business purposes and not in violation of any statute or ordinance.

     4.8 The Debtor will pay promptly when due all (i) registration, issue, maintenance and similar fees to establish and maintain the Collateral, and (ii) taxes and assessments upon the Collateral or upon its use or sale (collectively, the "Taxes"), except for any Taxes which are being contested in good faith and for which adequate reserves under generally accepted accounting principles have been established.

     4.9 The Debtor will at all times keep accurate and complete records of the Accounts, Instruments and other Collateral and will deliver such reconciliation reports and other financial information to Secured Party as Secured Party may at any time reasonably request. Secured Party, or any of its Secured Parities, shall have the right to call at the Debtor's place or places of business at reasonable intervals and upon reasonable notice to inspect, audit, make test verifications and otherwise examine and make extracts from the books, records, journals, orders, receipts, correspondence and other data relating to any of the Collateral.

     4.10 Upon the occurrence of an Event of Default, the Debtor agrees to stamp all books and records pertaining to Accounts, Instruments and General Intangibles to evidence the Secured Party's security interest therein in form satisfactory to Secured Party immediately upon Secured Party's written demand.

     4.11 At its option, Secured Party may discharge Taxes, liens or other encumbrances at any time levied against or placed on the Collateral which have not been stayed as to execution and contested with due diligence in appropriate legal proceedings, and Secured Party may pay for insurance on the Collateral and may pay for maintenance and preservation of the Collateral. The Debtor will, upon demand, remit to Secured Party forthwith:

     4.11.1 The amount of any such Taxes, assessments, insurance or other expenses which Secured Party shall have been required or elected to pay; and

     4.11.2 The amount of any and all out-of-pocket expenses which Secured Party may incur in connection with the exercise by Secured Party of any of the powers conferred upon it hereunder; and

     4.11.3 Interest on any amounts expended under Subsections "4.11.1" and "4.11.2" of this Section 4.11 from the date of such expenditure to the date of repayment in full to Secured Party at a rate per annum which shall automatically increase and decrease so that at all times such rate shall be the Default Rate.

     4.12      The Debtor will notify  Secured  Party in writing at least thirty
(30) days prior to changing its chief executive office or other locations at which it does business or changing its name or conducting business under any name or trade name other than as warranted under Sections 3.3 and 3.5 hereof, in each case specifying the places or names involved.

     4.13 The Debtor will use commercially reasonable efforts to obtain the consent of any person, governmental instrumentality or agency, or public body or official to the assignment hereunder of any Account, Instrument, Document or General Intangible if such consent may be required by the terms of any contract or statute and if the such consent is reasonably necessary to support the security interest hereunder.

     4.14 Secured Party shall have the right to notify the account debtors obligated on any or all of a Debtor's Accounts, Chattel Paper, Instruments, Documents, Securities or General Intangibles to make payment thereof directly to Secured Party, and Secured Party may take control of all proceeds of any thereof. The form of such notice to the account debtors shall be in the form of
Exhibit 1 annexed hereto.

     5.   EVENTS OF DEFAULT.

     5.1 Upon the occurrence of an Event of Default, the Secured Party shall have all of the rights, powers and remedies set forth in the Loan Documents, together with the rights and remedies of a secured party under the UCC, including without limitation, the right to sell, lease or otherwise dispose of any or all of the Collateral, and to take possession of the Collateral, and for that purpose Secured Party may enter peaceably any premises on which the Collateral or any part thereof may be situated and remove the same therefrom and the Debtor will not resist or interfere with such action. Secured Party may require the Debtor to assemble the Collateral and make the same available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. The Debtor hereby agrees that the place or places of location of the Collateral are places reasonably convenient to it to assemble the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will send the Debtor reasonable notice of the time and place of any public sale or reasonable notice of the time after which any private sale or any other disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is mailed, postage prepaid, to a Debtor at least ten days before the time of the sale or disposition, or is personally delivered at least seven days before the time of the sale or disposition.

     5.2 Upon demand by Secured Party after an Event of Default, the Debtor will immediately deliver to Secured Party all proceeds of Collateral, and all original evidences of Accounts, Chattel Paper, Instruments, Documents, Securities or General Intangibles, including, without limitation, all checks, drafts, cash and other remittances, notes, trade acceptances or other instruments or contracts for the payment of money, appropriately endorsed to Secured Party's order and, regardless of the form of such endorsement, the Debtor hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto; and the Debtor hereby appoints Secured Party as the Debtor's Secured Party and attorney-in-fact to make such endorsement on behalf of and in the name of the Debtor. Pending such deposit, the Debtor agrees that it will not commingle any such checks, drafts, cash and other remittances with any of the Debtor's funds or property, but will hold them separate and apart therefrom and upon an express trust for Secured Party until delivery thereof is made to Secured Party.

     5.3 The costs of collection and enforcement of Accounts, Chattel Paper, Instruments, Documents, Securities or General Intangibles including attorneys' fees and out-of-pocket expenses, shall be borne solely by the Debtor, whether the same are incurred by Secured Party or the Debtor. The Debtor will not, after the occurrence of an Event of Default, except with Secured Party's express written consent, extend, compromise, compound or settle any Accounts, Chattel Paper, Instruments, Documents, Securities or General Intangibles, or release, wholly or partly, any person liable for payment thereof, or allow any credit or discount thereon which is not customarily allowed by the Debtor in the ordinary conduct of its business.

     5.4 Effective immediately upon the occurrence of an Event of Default, the Debtor hereby appoints Secured Party to be the Debtor's true and lawful attorney, with full power of substitution, in Secured Party's name or the Debtor's name or otherwise, for Secured Party's sole use and benefit, but at the Debtor's cost and expense, to exercise at any time all or any of the following powers with respect to all or any of the Accounts, Chattel Paper, Instruments, Documents, Securities or General Intangibles:

     5.4.1 to demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon or by virtue thereof;

     5.4.2 to receive, take, endorse, assign and deliver any and all checks, notes, drafts and other negotiable and non-negotiable instruments taken or received by Secured Party in connection therewith, and the Debtor waives notice of presentment, protest and non-payment of any instrument so endorsed or assigned;

     5.4.3 to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

     5.4.4 to extend the time of payment of any or all thereof, to make any allowances and other adjustments with reference thereto,

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

     5.4.5 to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof or the relevant goods, as fully and effectually as if Secured Party were the absolute owner thereof; and

     5.4.6     to  make  any   reasonable   allowances   and  other   reasonable
adjustments with reference thereto;

     5.4.7 to sign the Debtor's name on any document, on invoices relating to any Account, on drafts against customers, on schedules of assignments of Accounts, on notices of assignment, financing statements under the UCC and other public records, on verifications of Accounts, and on notices to customers;

     5.4.8 to file or record in any public office notices of assignment or any other public notice required to effect this Security Agreement;

     5.4.9 to notify the post office authorities to change the address for delivery of the Debtor's mail to an address designated by Secured Party;

     5.4.10 to receive, open and as appropriate to the purposes of this Agreement, respond to or deal with, all mail addressed to the Debtor;

     5.4.11 to discharge Taxes, liens or other encumbrances at any time levied against or placed thereon;

     5.4.12 to send requests for verification of Accounts to the Debtor's customers; and

     5.4.13 to do all other things Secured Party deems reasonably necessary or desirable to carry out the purposes of this Agreement.

The Debtor hereby ratifies and approves all acts of the attorney pursuant to this Section 5.4, and neither Secured Party nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, other than acts, errors or mistakes due to willful malfeasance or gross negligence by Secured Party or the attorney; provided further, however, that Debtor does not waive any rights under the UCC against the Secured Party for any action taken hereunder which is other than commercially reasonable. This power, being coupled with an interest, is irrevocable so long as any of the Obligations remain outstanding.

     5.5 After deducting all reasonable expenses incurred by Secured Party in protecting or enforcing its rights in the Collateral, the remainder of any proceeds of collection or sale of the Collateral shall be applied to the payment of principal, interest or other charges comprising the Obligations in such order as Secured Party may determine, and all surplus shall be returned to the Debtor and the Debtor shall remain liable for any deficiency. Secured Party shall apply the proceeds of collection or sale of the Collateral, if any, at least once during each calendar month, and until so applied, shall retain such proceeds.

     5.6 The Secured Party may exercise its rights with respect to Collateral without resorting to or regard to other collateral or sources of reimbursement for the Obligations.

     5.7 The exercise by the Secured Party of or failure to so exercise any authority granted under this Security Agreement shall in no manner affect any liability of any Debtor to the Secured Party, and provided, further, that the Secured Party shall be under no obligation or duty to exercise any of the powers hereby conferred upon it and it shall be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under any of the Collateral.

     6.   WAIVERS.

     6.1 The Debtor waives all demands, notices and protests of every kind which are not expressly required under this Security Agreement or the Loan Documents and which are permitted by law to be waived, and which would, if not waived, impair the Secured Party's enforcement of this Security Agreement or release any Collateral from the security interest of the Secured Party under this Security Agreement. By way of example, but not in limitation of the Secured Party's rights under this Security Agreement, the Secured Party does not have to give the Debtor notice of any of the following:

     6.1.1     notice of acceptance of this Security Agreement;

     6.1.2 notice of advances made, credit extended, Collateral received or delivered;

     6.1.3 any action which the Secured Party does or does not take regarding the Debtor, any other person, or any other collateral securing the Obligations;

     6.1.4     enforcement of this Security Agreement against the Collateral; or

     6.1.5     any other action taken in reliance on this Security Agreement.

     6.2 With respect both to Obligations and Collateral, the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such time or times as the Secured Party may deem advisable.

     6.3 The Secured Party shall have no duty as to the collection or protection of Collateral not in the Secured Party's possession or control, and the Secured Party's duty with reference to Collateral in its possession or control shall be to use reasonable care in the custody and preservation of such Collateral, but such duty shall not require the Secured Party to do any of the following (although the Secured Party is authorized to reasonably undertake any such action if the Secured Party deems such action appropriate):

     6.3.1     protect any of the Collateral against the claims of others;

     6.3.2     collect any sums due on the Collateral;

     6.3.3     exercise any rights under the Collateral;

     6.3.4 notify the Debtor of any maturities or other similar matters concerning the Collateral;

     6.3.5     act upon any request the Debtor may make; or

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

     6.3.6     preserve or protect the Debtor's rights in the Collateral.

     7.   ACTIONS AND PROCEEDINGS.

     IN THE EVENT OF ANY ACTION OR PROCEEDING WITH RESPECT TO ANY MATTER PERTAINING TO THIS SECURITY AGREEMENT, THE DEBTOR HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY, RIGHTS OF SETOFF AND THE RIGHT TO INTERPOSE COUNTERCLAIMS (EXCEPT TO THE EXTENT THE SAME MAY NOT BE WAIVED PURSUANT TO APPLICABLE PROVISIONS OF THE UCC). THE DEBTOR HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN THE STATE OF NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS.

     8.   ADDRESS FOR NOTICES AND SERVICE OF PROCESS.

     All notices, requests and demands to or upon Secured Party or Debtor shall be effective if made in writing and shall be deemed to be delivered (A) upon receipt (i) if delivered by hand or by Federal Express or other national overnight courier with confirmed receipt, or (ii) if sent by telegraph, or (B) when sent, answer back received, in the case of notice by telex or telecopier
(fax), or (C) five (5) days after being deposited in the mail, air postage prepaid, to the following address or to such other address of Secured Party or Debtor as may be hereafter notified by Secured Party to the other:

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

     if to the Debtor:

          Network60, LLC
          487R Central Avenue
          Cedarhurst, New York 11516

     if to Secured Party:

          Michael Alon and
          Michael Korff, as Agents for
          Network60 Share Owners
          487R Central Avenue
          Cedarhurst, New York 11516

     9.   COSTS OF COLLECTION AND LEGAL FEES.

     The Debtor shall be liable to the Secured Party and shall pay to Secured Party immediately on demand as part of its liability under this Security Agreement all reasonable costs and expenses of the Secured Party, including all reasonable fees and disbursements of the Secured Party's legal counsel incurred in the collection or enforcement or attempted collection or attempted enforcement of the Secured Party's rights under this Security Agreement, whether within or apart from any legal action or proceeding.

     10.  NO WAIVER OF REMEDIES.

     No failure to exercise and no delay in exercising, on the part of the Secured Party, any right, remedy, power or privilege under this Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Security Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Security Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     11.  NEW YORK LAW.

     Pursuant to Section 5-1401 of the New York General Obligations Law, the whole of this Security Agreement and the rights and obligations of the Debtor and the Secured Party hereunder shall be governed, construed and interpreted in accordance with, the laws of the State of New York without regard to any conflicts-of-laws rules which would require the application of the laws of any other jurisdiction.

     12.  ENTIRE AGREEMENT; MODIFICATIONS.

     This Security Agreement contains the entire agreement between the Secured Party and the Debtor with respect to all subject matters contained herein. This Security Agreement cannot be amended, modified or changed in any way except by a written instrument executed by Secured Party and Debtor.

     13.  SUCCESSORS AND ASSIGNS.

     The covenants, representations, warranties and agreements herein set forth shall be binding upon the Debtor, its legal representatives, successors and assigns and shall inure to the benefit of the Secured Party, its successors and assigns. Any successor or assign of the Secured Party shall forthwith become vested with and entitled to exercise all the powers and rights given by this Security Agreement to the Secured Party, as if such successor or assign were originally named as the Secured Party herein.

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

     14.  SEVERABILITY.

     The unenforceability or invalidity of any provision or provisions of this Security Agreement or any of the other Loan Documents shall not render any other provision or provisions herein or therein contained unenforceable or invalid.

     16. Capitalized Terms. Capitalized Terms used herein shall have the meanings ascribed to them in that certain Share Exchange Agreement executed ________________, 2002 by and between DTOMI, Inc., Network60, LLC, the members of Network60, LLC, and Ubiquity Partners, LLC.

     IN WITNESS WHEREOF, the Debtor has caused this Security Agreement to be executed by its duly authorized officer or representative as of the date and year first above written.

                                        NETWORK60, LLC

                                        By: DTOMI, Inc.
                                        Sole Member

                                        By:
                                           -------------------------------------
                                        Title:

ACCEPTED THIS ______ DAY OF ____________, 2002.


-------------------------------              --------------------------------
Michael Alon, as Agent for the               Michael Korff, as Agent for the
Network60 Share Owners                       Network60 Share Owners

DTOMI, INC.


By:
    -----------------------------
    Name:
    Title:

STATE OF NEW YORK   )
COUNTY OF NEW YORK  ) ss:

On the __ day of ______________ in the year _______ before me, the undersigned, a Notary Public in and for said State, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                                  ------------------------------
                                                  Notary Public

STATE OF NEW YORK   )
COUNTY OF NEW YORK  ) ss:

On the __ day of ______________ in the year _______ before me, the undersigned, a Notary Public in and for said State, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                                  ------------------------------
                                                  Notary Public

                                    Exhibit 1

                    NOTICE TO ACCOUNT DEBTOR TO MAKE PAYMENT
                       TO THE MERCHANTS BANK OF NEW YORK,
                       A DIVISION OF VALLEY NATIONAL BANK

                 (Letterhead of The Merchants Bank of New York)

                                     (Date)

Registered Mail; Return Receipt Requested or by Overnight Courier, Signature Required

Name and Address
of Account Debtor

     RE:  Payment of All Moneys Due to Network60, LLC (the "Debtor")

Greetings:

     Please take notice that all accounts receivable of the above-captioned Debtor have been assigned to The Merchants Bank of New York, a division of Valley National Bank ("Merchants") and that pursuant to the terms of agreements between the Debtor and Merchants all monies now or hereafter becoming due and owing by you to the Debtor must be paid to Merchants at the following address:

               Michael Alon and Michael Korff
               as Agents for the
               Network60 Share Owners
               487R Central Avenue
               Cedarhurst, New York 11516

     Please take notice that payment to the Debtor of any such monies after the date of receipt of this notice may result in liability to Merchants for the amount of such payment.

     Enclosed is a certified true copy of an authorization executed by the Debtor.

     If you have any questions about this matter, please call _______________ at
_______________.

     Thank you for your cooperation in this matter.

                                        Very truly yours,

                                   SCHEDULE A
                                       to
                Security Agreement and UCC-1 Financing Statements
                                   granted by
                                   the Debtor
                                   in favor of
                         Michael Alon and Michael Korff,
                     as Agent for the Network60 Share Owners
                       pursuant to the Security Agreement
                        dated as of _______________, 2002

Collateral Description Continued:
--------------------------------

As used herein, UCC means the Uniform Commercial Code of the State of New York as in effect on the date of this filing.

Allof the following types of Collateral, now owned or hereafter acquired, arising or existing, as such types are defined in any revision of the Uniform Commercial Code as may be enacted in New York, and in particular any revision based upon the 1999 Official Text of the Uniform Commercial Code published by the American Law Institute and the National Conference of Commissioners on Uniform State Laws, AND INTENDING THEREBY TO INCLUDE AS COLLATERAL ALL PERSONAL PROPERTY OF THE DEBTOR:

-----------------------------------------------------------------------------------------------
1.   Accessions                 18.  Entitlement Orders          35.  Notes
2.   Accounts                   19.  Farm Products               36.  Payment Intangibles
3.   As-Extracted Collateral    20.  Financial Assets            37.  Payment Orders
4.   Assets                     21.  Fixtures                    38.  Proceeds
5.   Cash Proceeds              22.  General Intangibles         39.  Proceeds of a Letter of
6.   Certificated Securities    23.  Goods                            Credit
7.   Checks                     24.  Health-Care-Insurance       40.  Promissory Notes
8.   Chattel Paper                   Receivables                 41.  Records
9.   Commercial Tort Claims     25.  Instructions                42.  Securities Accounts
10.  Commodity Accounts         26.  Instruments                 43.  Securities
11.  Commodity Contracts        27.  Inventory                   44.  Securities Certificates
12.  Contracts for Sale         28.  Investment Property         45.  Security Entitlements
13.  Deposit Accounts           29.  Items                       46.  Software
14.  Documents                  30.  Leasehold Interests         47.  Supply Contracts
15.  Drafts                     31.  Letter-of Credit Rights     48.  Supporting Obligations
16.  Electronic Chattel Paper   32.  Manufactured Homes          49.  Tangible Chattel Paper
17.  Equipment                  33.  Nonnegotiable Instruments   50.  Uncertificated Securities
                                34.  Noncash Proceeds
-----------------------------------------------------------------------------------------------

                                   SCHEDULE B
                                       to
                               Security Agreement
                                   granted by
                                   the Debtors
                                   in favor of
                         Michael Alon and Michael Korff,
                     as Agent for the Network60 Share Owners
                       pursuant to the Security Agreement
                        dated as of _______________, 2002

I.   The Debtor's exact legal name: Network60, LLC

All names, if any, other than the name set forth above, under which the Debtor conducts business (if none, insert "None"):

The Debtor's jurisdiction of organization: New York

Principal place of business of the Debtor:

     487R Central Avenue
     Cedarhurst, New York 11516

Chief executive office of the Debtor:

     487R Central Avenue
     Cedarhurst, New York 11516

All other places of business, if any, of the Debtor (if none, insert "None"):


All locations of inventory of the Debtor:


Existing security interests, if any, in the Collateral other than security interest created in Secured Party's favor:

None

All prior names of the Debtor, if any (if none, insert "None"):

-----------------------------------------

II.  The Debtor's exact legal name: _______________________________________

All names, if any, other than the name set forth above, under which the Debtor conducts business (if none, insert "None"):

The Debtor's jurisdiction of organization:

Principal place of business of the Debtor:

------------------------------------
------------------------------------

Chief executive office of the Debtor:


All other places of business, if any, of the Debtor (if none, insert "None"):


All locations of inventory of the Debtor:


Existing security interests, if any, in the Collateral other than security interest created in Secured Party's favor: None

All prior names of the Debtor, if any (if none, insert "None"):

None

                                   SCHEDULE C
                                       to
                               Security Agreement
                                   granted by
                                   the Debtors
                                   in favor of
                         The Merchants Bank of New York,
                       a division of Valley National Bank,
                       pursuant to the Security Agreement
                        dated as of _______________, 2002

List of all registered patents, Trademarks and Copyrights owned by the Debtor with all pertinent registration information.

None

Schedule 1.1.6

                         ASSIGNMENT AND PLEDGE AGREEMENT
      (Limited Liability Company, Limited or General Partnership Interest)

     THIS ASSIGNMENT AND PLEDGE AGREEMENT (this "Agreement") dated as of October ____, 2002, made by DTOMI, Inc., with an office at
_____________________________, (the "Pledgor") is in favor of Michael Alon and Michael Korff, as Agents for the Network 60 Share Owners (the "Secured Party") with an address at _________________________________________________.

                              W I T N E S S E T H:

     WHEREAS, Pledgor is the legal and beneficial owner of a limited liability company membership interest, general partnership interest and/or limited partnership interest as more particularly set forth on Exhibit "A" annexed hereto (as such interest may vary from time to time, collectively the "Pledged Partnership Interest"), including without limitation the capital accounts (collectively the "Pledged Account") as defined in those certain operating and or partnership agreements (collectively the "Partnership Agreement") set forth on Exhibit "A" (collectively the "Partnership").

     WHEREAS, it is a condition precedent to the extension of credit or other financial accommodations (the "Loan") to Pledgor that Pledgor shall have made the pledge contained in this Agreement;

     NOW, THEREFORE, in consideration of the premises and in order to induce Secured Party to make the Loan, Pledgor hereby agrees with Secured Party as follows:

     SECTION 1. Pledge and Assignment. Pledgor hereby pledges to Secured Party, grants to Secured Party a first priority security interest in and assigns all of Pledgor's right, title and interest in and to the following (the "Pledged Collateral"):

     1.1.      all of  Pledgor's  economic  interest in the Pledged  Partnership
Interest;

     1.2.      all of the Pledged Account;

     1.3. any and all payments or distributions, a) received, receivable or from time to time distributed in respect of or in exchange for, or b) acquired by the Partnership which become a part of, or c) are otherwise allocated to, the Pledged Account or Pledged Partnership Interest;

     1.4. any other increase in the Pledged Account or Pledged Partnership Interest; and

     1.5.      all income and proceeds of any of the foregoing.

     SECTION 2. Security for Obligations.

     2.1 Secured Party is hereby granted and assigned by Pledgor the right to receive all income and proceeds of the Pledged Collateral for the purpose of enforcing its interest in the Pledged Partnership Interest, this Assignment and Agreement constituting a present, absolute Assignment of the Pledged Partnership Interest. The assignment made hereunder is for security purposes only. This Agreement secures and the Pledged Collateral is security for the indefeasible payment in full when due, of all obligations and debts of Pledgor now or hereafter existing whether for principal, interest, fees, expenses or otherwise, including without limitation obligations under this Agreement under the promissory note of even date (the "Note") by Pledgor as Maker, and Michael Alon and Michael Korff, as Secured Party (all such obligations being the "Obligations"). Secured Party shall have no duty or obligation whatsoever, to demand, sue or make collection of any sum or benefit at any time owing or existing for the benefit of Pledgor. Notwithstanding the assignment set forth herein, this Agreement shall not constitute Secured Party a partner of the Partnership under any circumstance whatsoever, or render Secured Party liable in any way to any of the members or creditors of the Partnership for any reason whatsoever. Secured Party shall not be liable to Pledgor or any person claiming under or through Pledgor by reason of any good faith act or omission of Secured Party.

     SECTION 3. Representations and Warranties.

Pledgor represents and warrants as follows:

     3.1. The Partnership Agreement and the Pledged Account are each in full force and effect.

     3.2. The pledge of and granting of a security interest in the Pledged Account pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations.

     3.3. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than UCC-l Financing Statements) is required either (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by Secured Party of the rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement.

     3.4. No certificate evidencing a Pledged Partnership Interest has been issued to the Pledgor.

     The representations and warranties set forth in this Section 3 shall survive the execution and delivery of this Agreement.

     SECTION 4. Covenants.

     4.1. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

     4.2. Pledgor will defend the title to the Pledged Collateral and the priority of the security interest of Secured Party thereon against the claim of any Person and will maintain and preserve such security interest.

     4.3. Pledgor agrees acquisition (directly or indirectly) of any assets, in respect of the Pledged Account shall be received in trust for the benefit of Secured Party, shall be maintained in the Pledged Account, and automatically shall become subject to the security interests created by this Agreement.

     4.4. Pledgor shall not without the prior written consent of Secured Party, which consent may be withheld for any reason in the sole and absolute discretion of Secured Party, request or make any withdrawal from the Pledged Account.

     4.5. So long as any Obligations or potential Obligations of Pledgor to Secured Party remain outstanding, Pledgor shall not withdraw all or any part of the Pledged Collateral or redeem any percentage of Pledgor's Partnership interest in the Partnership without the prior written consent of Secured Party.

     4.6. Pledgor shall promptly notify Secured Party in writing of any default (of which Pledgor has actual knowledge) by any member in the Partnership in the performance of any of the terms, conditions or obligations required to be performed by such member pursuant to the Partnership Agreement.

     4.7. Pledgor shall promptly notify Secured Party in writing of the initiation of any court, administrative or similar proceedings by or against Pledgor or the Partnership to enforce the terms of the Partnership Agreement.

     4.8. Pledgor shall immediately notify Secured Party of any material adverse change in the Pledged Collateral or any occurrence which could materially and adversely affect the interests of Secured Party, and of any adverse claim or other encumbrance arising out of or with respect to the Pledged Collateral.

     SECTION 5. Rights of Pledgor; Secured Party.

     5.1. As long as no event referred to in Section 5.4 shall have occurred, Secured Party grants to Pledgor a license to exercise any and all economic rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that Pledgor shall not exercise or refrain from exercising any such right if and when, in Secured Party's judgment, such action would have any reasonable likelihood of having a material adverse effect on the value of the Pledged Collateral or any part thereof.

     5.2. Upon the occurrence of any of the events referred to in Section 5.3, the license granted to Pledgor herein to exercise any rights pursuant to
Section 5.1 above shall be revoked upon notice by Secured Party to Pledgor, and all such rights as well as the right to give notice to the Partnership for a withdrawal from the Pledged Account to cause a redemption of the Pledged Partnership Interest and to receive the proceeds of such withdrawal, shall thereupon become vested exclusively in Secured Party.

     5.3 Secured Party may exercise the rights referred to in Section 5.2 if:

     5.3.1. Failure to Pay. If Pledgor fails to make when due, any payment required by this Agreement, or any other agreement or document between Pledgor and Secured Party;

     5.3.2. Failure to Perform. If Pledgor fails to perform or observe any covenant, term or condition of this Agreement, or any other agreement with Secured Party to be performed or observed by Pledgor;

     5.3.3. any Obligation owed to Secured Party now or in the future is not paid when it becomes due; or

     5.3.4. the cash value of the Pledged Account declines to a level which in the reasonable discretion of Secured Party is below that which provides adequate security for the Obligations; or

     5.3.5. any provision of this Agreement or any other agreement between Pledgor and Secured Party is violated; or

     5.3.6. the occurrence of the termination, dissolution, insolvency or the institution of any proceeding for the bankruptcy, reorganization or receivership of Pledgor or the Partnership or any material portion of its or their respective assets; or

     5.3.7. Pledgor has made or makes any false or misleading statements herein or in any agreement or certificate delivered to Secured Party or about Pledgor's financial affairs or about any other important matter regarding this Agreement or the Pledged Collateral or any loan or any application or any agreement with Secured Party; or

     5.3.8. anything has happened or happens which Secured Party reasonably believes might adversely affect its interest in or the value of the Pledged Collateral or any other property securing any of the Obligations or the ability or intention of Pledgor or any other person liable for any of the Obligations, now or in the future, to pay the Obligations as they become due; or

     5.3.9. Secured Party or Pledgor receives any notice of default by Pledgor, or the occurrence of a default by Pledgor, under the terms of the Partnership Agreement and the expiration of any applicable grace period with respect thereto;

     5.3.10. there occurs the sale, assignment or transfer of Pledgor's interest in the Partnership or any portion thereof, by instrument, conveyance, operation of law or otherwise;

     5.3.11.   Felony Conviction. If Pledgor shall be convicted of a felony.

     SECTION 6. Transfers and Other Liens. Pledgor agrees that it will not (i) sell, assign or transfer or otherwise dispose of, or grant any option with respect to, any of the Pledged Partnership Interest, Pledged Collateral or Pledgor's economic or other interest in the Partnership, or (ii) create or permit to exist any lien, upon or with respect to any of Pledged Partnership Interest, the Pledged Collateral, or Pledgor's economic or other interest in the Partnership except for the lien in favor of Secured Party under this Agreement.

     SECTION 7. Financing Statements.

     Secured Party is authorized to file and Pledgor hereby ratifies the filing of any financing statements or amendments thereto in any jurisdiction Secured Party deems appropriate with respect to any of the Pledged Collateral for the purpose of perfecting its rights as a Secured Party; and Pledgor agrees to reimburse Secured Party for the reasonable expense of any such filing, including reasonable attorneys fees.

     SECTION 8. Remedies. If any event specified in Section 5.3 shall have occurred:

     Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party in default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time.

     SECTION 9. Expenses. Pledgor will upon demand pay to Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Secured Party may incur in connection with (i) the administration of this Agreement; (ii) the exercise or enforcement of any of the rights of Secured Party hereunder; or
(iii) the failure by Pledgor to perform or observe any of the provisions hereof.

     SECTION 10. Release. No act or omission of any kind on Secured Party's part shall in any event affect or impair this Agreement.

     SECTION 11. Indemnification. Pledgor agrees to indemnify and hold Secured Party harmless from and against any taxes, liabilities, claims and damages, including reasonable attorney's fees and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take action by Secured Party, in good faith, in respect of any transaction effected under this Agreement or in connection with the Lien provided for herein, including without limitation, any taxes payable in connection with the delivery or registration of any, of the Pledged Collateral as provided herein. The obligations of Pledgor under this Section shall survive the termination of this Agreement.

     SECTION 12. Waiver. No delay on Secured Party's part in exercising any right hereunder, shall constitute a waiver thereof, or limit or impair Secured Party's right to take any action or to exercise any right hereunder, without notice or demand, or prejudice Secured Party's rights as against Pledgor in any respect.

     SECTION 13. Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor here from, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 14. Continuing Security Interest. This Agreement shall create a continuing first priority security interest in the Pledged Collateral and shall
(i) remain in full force and effect until indefeasible payment in full of the Obligations; (ii) continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the obligee of the Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made; (iii) be binding upon Pledgor, its successors and assigns; and (iv) inure, together with the rights and remedies of Secured Party to the benefit of Secured Party and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iv), Secured Party may assign or otherwise transfer any note or instrument held by it to any other Obligations, Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

     SECTION 15. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

     SECTION 16. Governing Law; Terms. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS ( AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK. REFERENCES TO THE UNIFORM COMMERCIAL CODE SHALL MEAN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF NEW YORK.

     SECTION 17. Waiver of Jury Trial, Submission to Jurisdiction.

     17.1. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-

EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

     17.2. Pledgor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Pledgor at its said address set forth on the first page hereof, such service to become effective 30 days after such mailing. Nothing contained in this Section 17 shall affect the right of Secured Party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against Pledgor in any other jurisdiction.

     17.3. PLEDGOR HEREBY AGREES TO WAIVE ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATED IN ANY WAY TO THIS AGREEMENT.

               [THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     SECTION 18. Capitalized Terms. Capitalized Terms used herein shall have the meanings ascribed to them in that certain Share Exchange Agreement executed ____________, 2002 by and between DTOMI, Inc., Network60, LLC, the members of Network60, LLC, and Ubiquity Partners, LLC.

     IN WITNESS WHEREOF, Pledgor has duly executed and delivered this Agreement as of the date first above written.

                                        DTOMI, Inc.


                                        By:____________________________________
                                           Name:
                                           Title:

Schedule 1.1.8

                    Assignment of Voting Rights and Interests

I, the undersigned, hereby acknowledge that I am the owner of the number and percentage of units of ownership in Network60, LLC, a New York Limited Liability Company as designated below. I hereby assign to Michael Alon and Michael Korff my voting rights and interests to effect and execute the Share Exchange Agreement entered into by and between Network60, LLC and Dtomi, Inc. dated September ___, 2002 (hereafter referred to as the "Share Exchange Agreement") and all matters relating to the conveyance of my units of ownership in Network60, LLC to Dtomi, Inc. pursuant to that Share Exchange Agreement. This Assignment of Voting Rights and Interests is limited to the Share Exchange
Agreement with Dtomi, Inc. and in the event that the said Share Exchange Agreement does not close, then this Assignment of Voting Rights and Interests shall become null and void and of no further force or effect.

--------------------------------------  --------------------------------------
(name printed or typed)                 (number and percentage of units owned)


_______________________________         Dated this _____ day of October 2002.
         (signature)

SCHEDULE 1.4. Excess Liabilities

SCHEDULE 2.2.2. Existing employment and consulting agreements executed by Michael Alon and Michael Korff, if any.

NONE.

SCHEDULE 3.6. Rights of any kind to purchase or otherwise receive or be issued securities or obligations of any kind convertible into any shares of capital stock or other securities of DTOMI.

NONE other than as disclosed in Section 3.6 of the Share Exchange Agreement.

SCHEDULE 4.3. Outstanding or authorized subscriptions, options, warrants, plans or other agreements or rights of any kind to purchase or otherwise receive or be issued securities or obligations of any kind convertible into, any shares of ownership interest or other ownership interests of Network60, LLC.

SCHEDULE 4.5. Network60 Share Owner names and number of Network60, LLC units of interest owned.

SCHEDULE  4.7.   Financial   statements  for   Network60,   LLC:  (i)  unaudited
consolidated balance sheet through September 30, 2002 and (ii) unaudited consolidated balance sheet through September 30, 2002.

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SCHEDULE  4.10.  Tax returns and reports  required by applicable  law not filed, including estimated tax returns, income tax returns, excise tax returns, sales tax returns, use tax returns, property tax returns.

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SCHEDULE 4.11.  List of all salaried  persons  employed by Network60,  LLC and a description of their salaries and deferred compensation.

Employee listing/org chart as of October 1, 2002:

1.   Michael Alon - CEO
2.   Michael Korff - President/ CTO
3.   Steve Jannetti - Director of Sales and Marketing
4.   Vito Barbara - Director of New Business Development
5.   Yoseffa Walfish - Director of Operations
6.   Jeff Prevet - System Administrator
7.   Rachelle Rohde - Controller/Office Manager

There are two other DBA's that are part of the organizational structure - Ellen Seebeck and Greg Evans. We also utilize on a full time basis 1 programmer based in India. Payment to Astrosoft, Inc.

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SCHEDULE 4.11.  Officer or employee of Network60,  LLC who receives an aggregate remuneration (bonus, salary, deferred compensation and commissions) at a rate that exceeds $75,000 U.S. in the year 2002.

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SCHEDULE 4.11.2. Any contract,  arrangement or understanding (whether written or oral) with respect to the employment or compensation of any officers, employees or consultants to which Network 60 is a party or bound by that will result in any payment by Network 60 resulting from this Share Exchange Agreement.

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SCHEDULE  4.13.  Commitments,  contracts,  agreements  or other  instruments  of
Network 60 in default.

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SCHEDULE  4.14.  Any  transaction(s)  (whether in writing or oral) of Network 60 with any Affiliated Person involving aggregate payments by or to Network60, LLC of $15,000 U.S. or more.

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SCHEDULE  4.17.1.  Description of all interests in real property  whether owned, leased or otherwise claimed, including a list of all leases of real property.

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SCHEDULE 4.18. List of each item of machinery,  equipment,  furniture, computers and vehicles, of Network60, LLC and each lease or other agreement under which any such item of personal property is leased, rented, held or operated.

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SCHEDULE  4.19.  List of all  patents,  trademark  registrations,  trade  names, service marks, registered Internet domain names and any pending or threatened, claims against Network60, LLC by any person as to any of the items, or their use, listed in or claims of infringement by Network60, LLC.

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SCHEDULE 4.20. Brief description of all insurance policies in force with respect to the business and assets of Network60, LLC.

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SCHEDULE  4.22.  All  bank  accounts,  safe  deposit  boxes  and  lock  boxes of
Network60,   LLC,   including,   lock  box   identification  of  all  authorized
signatories; identification of the business purpose of such account or lock box, including identification of any accounts or lock boxes representing escrow funds or otherwise subject to restriction and identification of the amount on deposit on the date indicated.

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SCHEDULE 4.23. Ten largest customers of Network60,  LLC in terms of sales during
2001 and 2002 showing the approximate total sales by Network60, LLC to each such customer during each of such years

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